     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2000


                                                       REGISTRATION NO. 33-74024
                                                                    NO. 811-8286
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 9                             [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 11                                           [X]


                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                              A. THOMAS SMITH III

            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [X]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VAN KAMPEN
                           GLOBAL MANAGED ASSETS FUND


                 Van Kampen Global Managed Assets Fund is a mutual fund with the investment objective to seek to provide total return through a managed balance of foreign and domestic equity and debt securities.


                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                   This prospectus is dated  APRIL 28, 2000.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective, Policies and Risks...........   6
Investment Advisory Services.......................  12
Purchase of Shares.................................  14
Redemption of Shares...............................  21
Distributions from the Fund........................  22
Shareholder Services...............................  23
Federal Income Taxation............................  24
Financial Highlights...............................  26


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the fund, the adviser, or the distributor. This prospectus does not constitute an offer by the fund or by the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with the investment objective to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. Total return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.


                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in equity securities and debt securities of issuers in the U.S. and foreign countries. The Fund's investment adviser uses a "top-down" investment approach that emphasizes country and/or sector selection and weighting rather than individual security selection. Within a particular country or sector, the Fund seeks securities of issuers designed to track the markets of that country or sector. The composition of the Fund's portfolio will vary over time based upon the evaluation of economic and market trends by the Fund's investment adviser and the anticipated relative return available from a particular country or sector and type of security. Portfolio securities are typically sold when the Fund's investment adviser's assessment for total return of countries or sectors materially changes. The Fund may invest in any country, including developed or undeveloped countries. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). Under normal market conditions, the Fund invests at least 25% of its total assets in high-quality debt securities. The Fund may purchase and sell certain derivative instruments, such as options, futures, options on futures, and currency-related transactions involving options, futures or forward contracts, for various portfolio management purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Foreign markets may, but often do not, move in tandem with changes in U.S. markets, and foreign markets, especially developing or emerging markets countries, may have more price volatility than U.S. markets. During an overall stock market decline, stock prices of small- or medium-sized companies (in which the Fund may invest) often fluctuate more than stock prices of larger companies.



The Fund's investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer duration.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund invests in high-quality debt securities, it is subject to a lower level of credit risk than a fund investing more in medium- or lower-quality securities. Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Fund's fixed income investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Fund's investments. These risks are greater in emerging market countries.



FOREIGN RISKS. Because the Fund will own securities of foreign issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets (in which the Fund may invest) are greater than the risks generally associated with foreign investments including greater political uncertainties, an economy's dependence on international development assistance, currency transfer restrictions, and greater delays and disruptions in settlement transactions.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures and currency-related transactions involving options, futures or forward contracts are examples of derivatives. Derivative instruments involve risks different from the direct investment in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE


In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:



- Seek total return over the long term



- Are willing to take on the increased risks associated with investing in foreign securities



- Can withstand volatility in the value of their shares of the Fund



- Wish to add to their investment portfolio a fund that invests primarily in equity and debt securities of issuers in the U.S. and foreign countries



An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             13.30
1996                                                                             12.44
1997                                                                              8.94
1998                                                                             15.84
1999                                                                             11.51


The Fund's return for the three-month period ended March 31, 2000 was -0.27%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class A Shares was 11.25% (for the quarter ended December 31, 1999) and the lowest quarterly return was -6.41% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's investment adviser believes are appropriate benchmarks for the
Fund: Morgan Stanley Capital International World Index* and J.P. Morgan Global Traded Government Index**. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by these indices. An investment can not be made directly in the indices. Average annual total returns are shown for the periods ended December 31, 1999 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended         Past        Past          Since
    December 31, 1999      1 Year      5 Years      Inception
-----------------------------------------------------------------
    Van Kampen Global
    Managed Assets
    Fund --Class A
    Shares                  6.17%      11.29%          9.67%(1)
    Morgan Stanley
    Capital
    International
    World Index            27.31%      18.90%         17.10%(2)
    J.P. Morgan
    Global Traded
    Government Index       -5.08%       6.69%          6.44%(1)
 .................................................................
    Van Kampen Global
    Managed Assets
    Fund --Class B
    Shares                  6.72%      11.30%          9.74%(1)
    Morgan Stanley
    Capital
    International
    World Index            27.31%      18.90%         17.10%(2)
    J.P. Morgan
    Global Traded
    Government Index       -5.08%       6.69%          6.44%(1)
 .................................................................
    Van Kampen Global
    Managed Assets
    Fund --Class C
    Shares                  9.79%      11.47%          9.78%(1)
    Morgan Stanley
    Capital
    International
    World Index            27.31%      18.90%         17.10%(2)
    J.P. Morgan
    Global Traded
    Government Index       -5.08%       6.69%          6.44%(1)
 .............................................................



Inception dates: (1) 5/16/94, (2) 5/31/94



* The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.



** The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




                       Class A     Class B        Class C
                       Shares       Shares         Shares
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)         4.75%(1)         None           None
 ................................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption
proceeds)                None(2)        4.00%(3)        1.00%(4)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends     None            None           None
 ................................................................
Redemption fees          None            None           None
 ................................................................
Exchange fee             None            None           None
 ................................................................






ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees         1.00%           1.00%          1.00%
 ................................................................
Distribution and/or
service (12b-1)         0.25%           1.00%(6)        1.00%(6)
fees(5)
 ................................................................
Other expenses          2.63%           2.67%          2.65%
 ................................................................
Total annual fund
operating expenses      3.88%           4.67%          4.65%
 ................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:
                      Year 1-4.00%
                      Year 2-4.00%
                      Year 3-3.00%
                      Year 4-2.50%
                      Year 5-1.50%
                     After-None
  See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         One     Three      Five      Ten
                         Year    Years     Years     Years
---------------------------------------------------------------
Class A Shares           $847    $1,602    $2,375    $4,384
 ...............................................................
Class B Shares           $868    $1,708    $2,504    $4,591*
 ...............................................................
Class C Shares           $566    $1,402    $2,345    $4,732
 ...............................................................


You would pay the following expenses if you did not redeem your shares:


                         One     Three      Five      Ten
                         Year    Years     Years     Years
---------------------------------------------------------------
Class A Shares           $847    $1,602    $2,375    $4,384
 ...............................................................
Class B Shares           $468    $1,408    $2,354    $4,591*
 ...............................................................
Class C Shares           $466    $1,402    $2,345    $4,732
 ...............................................................


* Based on conversion to Class A Shares after eight years.


                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. Total return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation. The Fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the investment objective of the Fund, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in equity and debt securities of issuers in the U.S. and foreign countries based upon the investment adviser's top-down evaluation of economic and market trends by the Fund's investment adviser and the anticipated relative total return available from a particular country and/or sector and type of security. Within a particular country or sector, the Fund's investment adviser selects securities designed to track the markets of such country or sector. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). Under normal market conditions, the Fund invests at least 25% of its total assets in high-quality debt securities.

The Fund's investment adviser, subject to the direction of the Fund's Board of Trustees, provides the Fund with an overall investment program consistent with the Fund's objective and policies. The Fund's investments may be shifted among the world's various capital markets, including developed and undeveloped countries, and among different types of securities in accordance with the investment adviser's ongoing analysis of economic or market trends, developments affecting the markets and securities in which the Fund may invest and the anticipated relative total returns available from particular countries, sectors or securities. Accordingly, the composition of the Fund's portfolio will vary over time and, at any given time, may be invested substantially in equity or debt securities. Achieving the Fund's investment objective depends on the ability of the Fund's investment adviser to assess the effect of such economic and market trends on different sectors of the market. Because of the managed approach of the Fund, portfolio turnover of the Fund may be greater than portfolio turnover of other mutual funds resulting in, among other things, increased short-term capital gains and increased brokerage charges or other transaction costs to the Fund.



In selecting securities for investment, the Fund's investment adviser utilizes a "top-down" approach that emphasizes country and sector selection and weighting rather than individual security selection. This approach reflects the investment adviser's philosophy for this Fund that a broad selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country and certain sectors is an effective way to maximize the return and minimize the risk associated with global investment.



The Fund's investment adviser determines country and sector allocations for the Fund on an ongoing basis. The Fund invests primarily in those countries (including the U.S. and other industrialized countries throughout the world) that comprise the Morgan Stanley Capital International World Index. In addition, the Fund may invest a portion of its assets in securities of developing or emerging markets countries.



By analyzing a variety of macroeconomic and political factors, the Fund's investment adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Fund's investment adviser believes to be a fair value for the securities market of each country or sector. The final country and sector allocation decision is then reached by considering the expected total return in light of various considerations such as market size, volatility, liquidity and country risk.



Within a particular country or sector, investments are made through the purchase of securities designed to track the markets for that particular country or sector.


The Fund may invest in equity securities including common stocks, preferred stocks, warrants or options to acquire such securities and depository receipts. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Generally, warrants or options to acquire equity securities are securities that may be exchanged for a prescribed amount of such equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula.

The Fund may invest in issuers of small-, medium- or large-capitalization companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-capitalization companies.

The Fund invests in debt securities issued or guaranteed by the U.S. or foreign governments or their agencies, authorities or instrumentalities and in high-quality debt securities of U.S. and foreign corporations. The Fund's investments in U.S. government securities may include U.S. treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as collateralized mortgage obligations and other mortgage-related securities. The Fund's foreign investments may include securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit). The Fund may invest up to 25% of its total assets in debt securities issued by certain "supranational" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"). A more complete description of supranational entities in which the Fund may invest is contained in the Fund's Statement of Additional Information. The Fund limits its investments to debt securities which are rated at the time of purchase within the two highest grades assigned by Standard and Poor's ("S&P") or Moody's Investors Services, Inc. ("Moody's") or unrated debt securities considered by the Fund's investment adviser to be of comparable quality.

The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement.

The Fund is a "non-diversified" investment company, which means the Fund may invest more of its assets in a smaller number of individual issuers than a "diversified" investment company, which may result in increased volatility and greater risk because changes in the financial condition or market assessment of a single issuer or a few issuers can more substantially impact the Fund.

The Fund generally will not purchase any security (other than obligations of the United States government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry; however, if the value of debt securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Debt securities issued by government or political subdivisions are not part of this calculation because such issues are not considered members of any industry. In this event, the Fund would be subject to greater risks associated with investment in banks.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS


An investment in the Fund involves risks similar to those of investing in foreign securities directly. The Fund invests in securities denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage) withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs and difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.


The Fund's investments in securities of developing or emerging markets are subject to greater risks than the Fund's investments in securities of developed markets since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may purchase and sell foreign currency on a spot basis (that is, cash basis) in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A forward contract is a negotiated agreement between the contracting parties to exchange a specified security or amount of currency at a specified future time at a specified rate. In a forward foreign currency contract, the rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                  WHEN-ISSUED AND DELAY DELIVERY TRANSACTIONS

The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS


The Fund may, but is not required to, use various strategic transactions, including options, futures contracts and options on futures contracts in several different ways depending upon the status of the Fund's portfolio and the Fund's investment adviser's expectations concerning the securities or currency markets. Although the Fund's investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that the use of these practices will achieve this result.



In times of stable or rising stock prices, the Fund generally seeks to be fully invested in equity and debt securities. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund may also have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash or cash equivalents does not fluctuate with market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash or cash equivalents in its portfolio. By purchasing index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing all of its assets in securities.



If the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.



The Fund can engage in options (or stock index options or stock index futures options) to manage the portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.



Generally, the Fund expects that options will be sold on securities exchanges. However, the Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.


In addition to futures and options on securities, the Fund may engage in foreign currency futures and options. The Fund may use currency options to increase its gross income or to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Fund invests are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these instruments that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.



A more complete discussion of options, futures contracts and related options and their risks is contained in the Fund's Statement of Additional Information which may be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other recognized financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 15% of its total assets in order to generate income on the loaned security and any collateral received. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



Because of the Fund's managed approach, the Fund may engage in substantial short-term trading. The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for total return has lessened, or for other reasons. The Fund's portfolio turnover is shown under the Prospectus heading "Financial Highlights." The portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transactions costs (including brokerage commissions or dealer costs) and a higher portfolio turnover rate may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover rate. Increases in a fund's transaction costs would adversely impact the fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash (U.S. dollars or foreign currencies) or invest a portion or all of its assets in money market instruments of U.S. or foreign issuers, which include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or foreign governments, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements. During times of international political or economic uncertainty, all or a portion of the Fund's assets may be in U.S. issuers and denominated in U.S. dollars. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


                               INVESTMENT ADVISER



Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $100 billion under management or supervision as of March 31, 2000. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,700 unit investment trusts are professionally distributed by leading authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:



    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        1.00 of 1.00%
 ...............................................
    Next $500 million         0.95 of 1.00%
 ...............................................
    Over $1 billion           0.90 of 1.00%
 ...............................................



For the Fund's fiscal year ended December 31, 1999, the effective advisory fee was 1.00% of the Fund's average daily net assets.



The Fund's average daily net assets are determined by taking the average of all the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practical after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").



                             INVESTMENT SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At December 31, 1999, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $184.8 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. On December 1, 1998, Morgan Stanley Asset Management Inc, changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.



SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

                                    GENERAL



From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.



PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Barton M. Biggs and Ann D. Thivierge have been responsible for the day-to-day management of the equity portion of the Fund's portfolio since April 1, 1997.



Mr. Biggs has been Chairman and a director of the Morgan Stanley Dean Witter Group since 1980. Mr. Biggs is also a Managing Director of the Morgan Stanley Dean Witter Group and of Morgan Stanley & Co. Incorporated and is a director and chairman of various registered investment companies to which the Morgan Stanley Dean Witter Group and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.



Ms. Thivierge is a Managing Director of the Morgan Stanley Dean Witter Group and Morgan Stanley & Co. Incorporated. She is a member of the Subadviser's asset allocation committee. Ms. Thivierge has been with the Morgan Stanley Dean Witter Group since 1986. Prior to 1986, Ms. Thivierge was with Edgewood Management Company. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.



J. David Germany, Michael B. Kushma, Paul E. O'Brien, Christian Roth and David Stanley are responsible for the day-to-day management of the fixed income portion of the Fund's investment portfolio.



J. David Germany joined the Morgan Stanley Dean Witter Group in 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS Funds advised by the Adviser's affiliate Miller Anderson & Sherrerd, LLP in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.



Michael B. Kushma, a Principal at Morgan Stanley & Co. Incorporated, joined the firm in 1987. He was a member of Morgan Stanley & Co. Incorporated's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Morgan Stanley Dean Witter Group in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983.



Paul F. O'Brien joined the Morgan Stanley Dean Witter Group in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.



Christian G. Roth, a Principal of Morgan Stanley & Co. Incorporated, joined the Morgan Stanley Dean Witter Group in 1991. He has been a Portfolio Manager with the Morgan Stanley Dean Witter Group since 1993. Prior to joining the Morgan Stanley Dean Witter Group, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from the Wharton School of Business at the University of Pennsylvania. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.



David Stanley, a Vice President of the Morgan Stanley Dean Witter Group, joined the Morgan Stanley Dean Witter Group in 1994 as a Fixed Income Manager. Prior to joining the Morgan Stanley Dean Witter Group, he was with Aetna Capital Management International, where he had sole responsibility for managing all European and Global bond funds. Previously, he spent over five years at Marina and General Mutual Life Assurance Society, where he managed Sterling and Global bond funds. Mr. Stanley graduated from Manchester University.



Messrs. Germany, Kushma and O'Brien have shared primary responsibility for managing the Fund's assets since September 1997. Messrs. Roth and Stanley have shared primary responsibility for managing the Fund's assets since July 1999 and January 2000, respectively. All portfolio managers are subject to the ultimate supervision of the Subadviser's Investment Management Committee.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which its distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, (ii) valuing unlisted and listed securities for which the last sales price is not available at the mean between the last reported bid and ask prices, (iii) valuing long-term debt securities at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type, however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, (iv) valuing short-term debt obligations with remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, using the prices for securities of comparable maturity, quality and type, (v) valuing short-term debt securities with 60 days or less remaining to maturity by amortizing such securities to maturity based on their cost to the Fund, (vi) valuing options and futures contracts and options on futures contracts which are traded on exchanges at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices, (vii) valuing over-the-counter options at the average of the last bid prices obtained from dealers and (viii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchange) and over-the-counter markets is normally completed before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, securities trading in a particular country or countries may not take place on all business days for the Exchange or may take place on days which are not business days for the Exchange. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Trustees.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders and the maintenance of the shareholders' accounts.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers for agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application. Sales personnel of authorized dealers distributing the

Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.



Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After              None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund. The aggregate distribution and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.



The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the redemption is made within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


In order to obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there can not be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. For purchases on February 1, 1997 and thereafter, a commission will be paid on purchases as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents, and a person's spouse's parents.


Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon a shareholder's subsequent disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed must be properly endorsed for transfer and must accompany the redemption request. In the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, generally a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. Retirement plan distribution requests should be sent to the custodian/trustee to be forwarded to Investor Services. Contact the custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by phone through FundInfo(R) (automated phone system), which is accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute net investment income at least annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any capital gains to shareholders at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value, or be invested in another Participating Fund at the next determined net asset value.



AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to the exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated phone system) at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions, see the Fund's Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of taxable income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an equal amount to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                 Class A Shares                                   Class B Shares
                                             Year Ended December 31,                         Year Ended December 31,
                                  1999(b)   1998(b)    1997    1996(b)    1995    1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................   $10.339   $10.162   $10.530  $10.15     $9.19   $10.038    $9.911   $10.379   $10.10     $9.17
                                            -------   ------   ------    ------             -------   -------   ------    ------
  Net Investment Income/Loss...     (.111)    (.066)  (0.088)     -0-       .08     (.185)    (.151)    (.146)   (.106)     (.01)
Net Realized and Unrealized
  Gain.........................     1.231     1.643    1.014    1.242    1.1375     1.192     1.606      .972    1.247    1.1375
                                  -------   -------   ------   ------    ------   -------   -------   -------   ------    ------
Total from Investment
  Operations...................     1.120     1.577     .926    1.242    1.2175     1.007     1.455      .826    1.141    1.1275
                                  -------   -------   ------   ------    ------   -------   -------   -------   ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .038      .072      -0-      -0-     .0775         0       -0-       -0-      -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain.......................      .760     1.328    1.294     .862     .1800      .760     1.328     1.294     .862     .1800
                                  -------   -------   ------   ------    ------   -------   -------   -------   ------    ------
Total Distributions............      .798     1.400    1.294     .862     .2575      .760     1.328     1.294     .862     .1975
                                  -------   -------   ------   ------    ------   -------   -------   -------   ------    ------
Net Asset Value, End of the
  Period.......................   $10.661   $10.339   $10.162  $10.530   $10.15   $10.285   $10.038    $9.911   $10.379   $10.10
                                  =======   =======   ======   ======    ======   =======   =======   =======   ======    ======
Total Return*(a)...............    11.51%    15.84%    8.94%   12.44%    13.30%    10.72%    14.96%     8.10%   11.51%    12.31%
Net Assets at End of the Period
  (In millions)................      $7.3      $8.5    $11.2     $8.5     $15.5      $8.6      $9.6     $10.0     $9.9      $8.1
Ratio of Expenses to Average
  Net Assets*..................     3.88%     4.11%    3.66%    2.87%     2.79%     4.67%     4.89%     4.42%    3.76%     3.73%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*......................    (1.08%)    (.60%)   (.67%)    .00%      .81%    (1.85%)   (1.42%)   (1.45%)  (1.01%)    (.09%)
Portfolio Turnover.............      193%      222%     231%      91%      135%      193%      222%      231%      91%      135%
*If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average
  Net Assets...................       N/A       N/A      N/A    3.17%     3.68%       N/A       N/A       N/A    4.06%     4.61%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.......................       N/A       N/A      N/A    (.30%)    (.07%)      N/A       N/A       N/A   (1.30%)    (.97%)

                                                 Class C Shares
                                            Year Ended December 31,
                                 1999(b)   1998(b)    1997     1996(b)    1995
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.057    $9.927   $10.395   $10.12     $9.20
                                           -------   -------   ------    ------
  Net Investment Income/Loss...    (.182)    (.147)   (0.139)   (.104)     (.02)
Net Realized and Unrealized
  Gain.........................    1.208     1.605      .965    1.241    1.1375
                                 -------   -------   -------   ------    ------
Total from Investment
  Operations...................    1.026     1.458      .826    1.137    1.1175
                                 -------   -------   -------   ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................        0       -0-       -0-      -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294     .862     .1800
                                 -------   -------   -------   ------    ------
Total Distributions............     .760     1.328     1.294     .862     .1975
                                 -------   -------   -------   ------    ------
Net Asset Value, End of the
  Period.......................  $10.323   $10.057    $9.927   $10.395   $10.12
                                 =======   =======   =======   ======    ======
Total Return*(a)...............   10.79%    14.93%     8.09%   11.49%    12.16%
Net Assets at End of the Period
  (In millions)................     $1.7      $1.4      $1.7     $1.7      $1.9
Ratio of Expenses to Average
  Net Assets*..................    4.65%     4.91%     4.46%    3.78%     3.79%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*......................   (1.84%)   (1.38%)   (1.50%)   (.99%)    (.18%)
Portfolio Turnover.............     193%      222%      231%      91%      135%
*If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A    4.07%     4.67%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.......................      N/A       N/A       N/A   (1.28%)   (1.06%)


(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.
(b) Based on average shares outstanding.

N/A -- Not Applicable

                               BOARD OF TRUSTEES


                                  AND OFFICERS


                               BOARD OF TRUSTEES




J. Miles Branagan        Richard F. Powers, III*
Jerry D. Choate          Phillip B. Rooney
Linda Hutton Heagy       Fernando Sisto
R. Craig Kennedy         Wayne W. Whalen*, Chairman
Mitchell M. Merin*       Suzanne H. Woolsey
Jack E. Nelson


                                    OFFICERS




Richard F. Powers, III*


President



Stephen L. Boyd*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



John H. Zimmermann, III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer and Treasurer



* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.



                              FOR MORE INFORMATION



EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


Call your broker or (800) 341-2911


7:00 a.m. to 7:00 p.m. Central time Monday through Friday



DEALERS


For dealer information, selling agreements, wire orders, or


redemptions, call the Distributor at (800) 421-5666



TELECOMMUNICATIONS DEVICE FOR THE DEAF


For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833



FUNDINFO(R)


For automated telephone services, call (800) 847-2424



WEB SITE


www.vankampen.com



VAN KAMPEN GLOBAL MANAGED ASSETS FUND


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Adviser


VAN KAMPEN ASSET MANAGEMENT INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Investment Subadviser


MORGAN STANLEY DEAN WITTER


INVESTMENT MANAGEMENT INC.


1221 Avenue of the Americas


New York, New York 10020



Distributor


VAN KAMPEN FUNDS INC.


1 Parkview Plaza


PO Box 5555


Oakbrook Terrace, IL 60181-5555



Transfer Agent


VAN KAMPEN INVESTOR SERVICES INC.


PO Box 218256


Kansas City, MO 64121-8256


Attn: Van Kampen Global Managed Assets Fund



Custodian


STATE STREET BANK AND TRUST COMPANY


225 West Franklin Street, PO Box 1713


Boston, MA 02105-1713


Attn: Van Kampen Global Managed Assets Fund



Legal Counsel


SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)


333 West Wacker Drive


Chicago, IL 60606



Independent Accountants


PRICEWATERHOUSECOOPERS LLP


200 East Randolph Drive


Chicago, IL 60601

                                   VAN KAMPEN
                           GLOBAL MANAGED ASSETS FUND

                                   PROSPECTUS

                                 APRIL 28, 2000


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual report to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet web site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


                            [VAN KAMPEN FUNDS LOGO]


                                             The Fund's Investment Company Act
File No. is 811-8286.
                                                                    GMA PRO 4/00

                           STATEMENT OF ADDITIONAL INFORMATION

                                        VAN KAMPEN
                                GLOBAL MANAGED ASSETS FUND


     Van Kampen Global Managed Assets Fund is a mutual fund with the investment objective to seek to provide total return through a managed balance of foreign and domestic equity and debt securities.


     The Fund is organized as a non-diversified series of Van Kampen Global Managed Assets Fund, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).


                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-4
Options, Futures Contracts and Related Options..............    B-9
Investment Restrictions.....................................    B-19
Trustees and Officers.......................................    B-22
Investment Advisory Agreement...............................    B-31
Other Agreements............................................    B-32
Distribution and Service....................................    B-32
Transfer Agent..............................................    B-36
Portfolio Transactions and Brokerage Allocation.............    B-36
Shareholder Services........................................    B-38
Redemption of Shares........................................    B-41
Contingent Deferred Sales Charge-Class A....................    B-41
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-42
Taxation....................................................    B-44
Fund Performance............................................    B-49
Other Information...........................................    B-53
Securities Ratings..........................................    B-53
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-31



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 28, 2000.

                              GENERAL INFORMATION

     The Fund was originally incorporated in Maryland on November 24, 1993 under the name American Capital Global Managed Assets Fund, Inc. As of August 5, 1995, the Fund was reorganized under the name Van Kampen American Capital Global Managed Assets Fund as a series of the Trust. The Trust is organized as a business trust under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Trust, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or the "Subadviser") is a wholly owned subsidiary of Morgan Stanley Dean Witter. The principal office of the Subadviser is located at 1221 Avenue of the Americas, New York, New York 10020.



     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management; and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").



     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of April 3, 2000, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                    Amount of
                                                  Ownership at         Class        Percentage
       Name and Address of Record Holder          April 3, 2000      of Shares      Ownership
       ---------------------------------          -------------      ---------      ----------
Van Kampen Trust Company........................     186,565             A            33.95%
  2800 Post Oak Blvd.                                227,107             B            30.78%
  Houston, TX 77056                                   24,397             C            18.23%
Edward Jones & Co...............................      88,845             A            16.17%
Attn: Mutual Fund                                      9,154             C             6.84%
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009
Merrill Lynch Pierce Fenner & Smith Inc.........      45,432             B             6.16%
For the Sole Benefit of its Customers                  7,757             C             5.79%
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484
Roselle V. Anderson, Trustee....................       9,092             C             6.79%
  Anderson Trust
  3234 Rossmoor Parkway #3
  Walnut Creek, CA 94595-3838
Van Kampen Trust Company Custodian..............       8,015             C             5.99%
  IRA R/O Susan M. Brothers
  3638 W. Berry Avenue
  Littleton, Colorado 80123-2812


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.



                    INVESTMENT OBJECTIVE, POLICIES AND RISKS



     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with broker-dealers, banks and other recognized financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other recognized financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.


ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


LENDING OF SECURITIES


     Consistent with applicable legal and regulatory requirements, the Fund may lend an amount up to 15% of the value of its total assets to broker-dealers, banks and other financial institutional borrowers of securities provided that such loans are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities and are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or on agreed-upon amount of interest from the borrower of the security. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.


     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

FOREIGN SECURITIES TRANSACTIONS

     The Fund's investments in supranational entities may include, but are not limited to, the following: International Bank for Reconstruction and Development (World Bank) established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development in its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East.

FORWARD FOREIGN CURRENCY CONTRACT

     The Fund may enter into a forward foreign currency contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Fund believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

     The Fund's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid securities are placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount to foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

WHEN-ISSUED AND DELAYED DELIVERY

     The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered until delivery and payment take place. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. The Fund may either settle a commitment by taking delivery of the securities or may either resell or repurchase a commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another when-issued commitment. The Fund's use of when-issued and delayed delivery transactions may increase its overall investment exposure and thus its potential for gain or loss. When engaging in such transactions, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Fund maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the commitment (in the case of a sale) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Since the market value of both the securities or currency subject to the commitment and the securities or currency held in the segregated account may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund's net asset value.


     A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale. See the Prospectus for further information.


SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

NON-DIVERSIFICATION

     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each calendar quarter,
(i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.


                 OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS


     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Fund's Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.


SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.



     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.


     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS


     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.



     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the

Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.


OPTIONS ON FOREIGN CURRENCIES


     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which the portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund also intends to write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any stock index or index of U.S. government securities, foreign government securities or corporate debt securities. A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying stocks in the index is made. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-related securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

     Currently, stock index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price. The Fund also may invest in foreign stock index futures traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.


     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS



     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities with its custodian to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Fund shall not:


     1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

     2. Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of debt securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to debt securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the debt securities issued or guaranteed by any government (except U.S. government, its agencies or instrumentalities).

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

     4. Lend money except through the purchase of (i) U.S. and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under

        (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     5. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate, including real estate investment trusts.

     6. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Fund's Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      3. The Fund may not purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      4. The Fund may not invest in securities of other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange (the "Exchange") or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      6. The Fund may not invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      7. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      8. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and that portion of over-the-counter options held by the Fund required to be treated as illiquid under applicable law and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act which the Trustees or the Adviser under Trustee-approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Excluded from this limitation are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) on exemption or other relief from the provisions of the 1940 Act.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

                             TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder, and
Raleigh, NC 27614                           prior to August 1996, Chairman, Chief Executive
Date of Birth: 07/14/32                     Officer and President, MDT Corporation (now
Age: 67                                     known as Getinge/Castle, Inc., a subsidiary of
                                            Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company. Trustee/Director of each of the funds
Dana Point, CA 92629                        in the Fund Complex. Prior to January 1999,
Date of Birth: 09/16/38                     Chairman and Chief Executive Officer of The
Age: 61                                     Allstate Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of each
233 South Wacker Drive                      of the funds in the Fund Complex. Prior to
Suite 7000                                  1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management consulting
Date of Birth: 06/03/48                     firm. Formerly, Executive Vice President of ABN
Age: 51                                     AMRO, N.A., a Dutch bank holding company. Prior
                                            to 1992, Executive Vice President of La Salle
                                            National Bank. Trustee on the University of
                                            Chicago Hospitals Board, Vice Chair of the
                                            Board of The YMCA of Metropolitan Chicago and a
                                            member of the Women's Board of the University
                                            of Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international graduate
                                            students.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of
11 DuPont Circle, N.W.                      the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 48                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor to
                                            the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
Mitchell M. Merin*........................  President and Chief Operating Officer of Asset
Two World Trade Center                      Management of Morgan Stanley Dean Witter since
66th Floor                                  December 1998. President and Director since
New York, NY 10048                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 46                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief Executive
                                            Officer and Director of Morgan Stanley Dean
                                            Witter Distributors Inc. since June 1998.
                                            Chairman and Chief Executive Officer since June
                                            1998, and Director since January 1998, of
                                            Morgan Stanley Dean Witter Trust FSB. Director
                                            of various Morgan Stanley Dean Witter
                                            subsidiaries. President of the Morgan Stanley
                                            Dean Witter Funds and Discover Brokerage Index
                                            Series since May 1999. Trustee/Director of each
                                            of the funds in the Fund Complex. Previously
                                            Chief Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean
                                            Witter Services Company Inc. and Executive Vice
                                            President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter
                                            Funds and Discover Brokerage Index Series May
                                            1997-April 1999, and Executive Vice President
                                            of Dean Witter, Discover & Co.
Jack E. Nelson............................  President and owner, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser in the State
Date of Birth: 02/13/36                     of Florida. President and owner, Nelson Ivest
Age: 64                                     Brokerage Services Inc., a member of the
                                            National Association of Securities Dealers,
                                            Inc. and Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive Officer
1 Parkview Plaza                            of Van Kampen Investments. Chairman, Director
P.O. Box 5555                               and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181-5555             the Distributor, Van Kampen Advisors Inc. and
Date of Birth: 02/02/46                     Van Kampen Management Inc. Director and officer
Age: 54                                     of certain other subsidiaries of Van Kampen
                                            Investments. Trustee/Director and President of
                                            each of the funds in the Fund Complex. Trustee,
                                            President and Chairman of the Board of other
                                            investment companies advised by the Advisers
                                            and their affiliates, and Chief Executive
                                            Officer of Van Kampen Exchange Fund. Prior to
                                            May 1998, Executive Vice President and Director
                                            of Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and Dean
                                            Witter Realty. Prior to 1996, Director of Dean
                                            Witter Reynolds Inc.
Phillip B. Rooney.........................  Vice Chairman (since April 1997) and Director
One ServiceMaster Way                       (since 1994) of The ServiceMaster Company, a
Downers Grove, IL 60515                     business and consumer services company.
Date of Birth: 07/08/44                     Director of Illinois Tool Works, Inc., a
Age: 55                                     manufacturing company and the Urban Shopping
                                            Centers Inc., a retail mall management company.
                                            Trustee, University of Notre Dame.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1998, Director of Stone
                                            Smurfit Container Corp., a paper manufacturing
                                            company. From May 1996 through February 1997 he
                                            was President, Chief Executive Officer and
                                            Chief Operating Officer of Waste Management,
                                            Inc., an environmental services company, and
                                            from November 1984 through May 1996 he was
                                            President and Chief Operating Officer of Waste
                                            Management, Inc.

Fernando Sisto............................  Professor Emeritus. Prior to August 1996, a
155 Hickory Lane                            George M. Bond Chaired Professor with Stevens
Closter, NJ 07624                           Institute of Technology, and prior to 1995,
Date of Birth: 08/02/24                     Dean of the Graduate School, Stevens Institute
Age: 75                                     of Technology. Director, Dynalysis of
                                            Princeton, a firm engaged in engineering
                                            research. Trustee/Director of each of the funds
                                            in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal counsel
Chicago, IL 60606                           to the funds in the Fund Complex, and other
Date of Birth: 08/22/39                     investment companies advised by the Advisers or
Age: 60                                     Van Kampen Management Inc. Trustee/Director of
                                            each of the funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers or
                                            Van Kampen Management Inc.

                                                       PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
          ---------------------                       --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National Academy
2101 Constitution Ave., N.W.                of Sciences/National Research Council, an
Room 206                                    independent, federally chartered policy
Washington, D.C. 20418                      institution, since 1993. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company, since
Age: 58                                     January 1998. Director of the German Marshall
                                            Fund of the United States, Trustee of Colorado
                                            College, and Vice Chair of the Board of the
                                            Council for Excellence in Government. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 1993, Executive Director of
                                            the Commission on Behavioral and Social
                                            Sciences and Education at the National Academy
                                            of Sciences/National Research Council. From
                                            1980 through 1989, Partner of Coopers &
                                            Lybrand.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Smith, Santo, Hegel, Sullivan and Zimmermann are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------

A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Age: 43                              the Advisers, Van Kampen Advisors Inc., Van Kampen
  Vice President and Secretary         Management Inc., the Distributor, American Capital
                                       Contractual Services, Inc., Van Kampen Exchange
                                       Corp., Van Kampen Recordkeeping Services Inc.,
                                       Investor Services, Van Kampen Insurance Agency of
                                       Illinois Inc. and Van Kampen System Inc. Vice
                                       President and Secretary/Vice President, Principal
                                       Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their
                                       affiliates. Vice President and Secretary of each of
                                       the funds in the Fund Complex. Prior to January
                                       1999, Vice President and Associate General Counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Staff Attorney at the Securities and
                                       Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments, the
  Age: 44                              Advisers, the Distributor, Van Kampen Advisors
  Vice President                       Inc., Van Kampen Management Inc. and Van Kampen
                                       Investor Services Inc., and serves as a Director or
                                       Officer of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to 1998, Senior Vice President
                                       and Senior Planning Officer for Individual Asset
                                       Management of Morgan Stanley Dean Witter and its
                                       predecessor since 1994. From 1990-1994, First Vice
                                       President and Assistant Controller in Dean Witter's
                                       Controller's Department.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors Inc.
  Age: 43                              Vice President of each of the funds in the Fund
  Vice President                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates. Prior
                                       to September 1996, Director of McCarthy, Crisanti &
                                       Maffei, Inc, a financial research company.

      NAME, AGE, POSITIONS AND                        PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                            DURING PAST 5 YEARS
      ------------------------                        ---------------------
Stephen L. Boyd......................  Executive Vice President and Chief Investment
  Date of Birth: 11/16/40              Officer of Van Kampen Investments, and President
  Age: 59                              and Chief Operating Officer of the Advisers.
  Executive Vice President and Chief   Executive Vice President and Chief Investment
  Investment Officer                   Officer of each of the funds in the Fund Complex
                                       and certain other investment companies advised by
                                       the Advisers or their affiliates. Prior to April
                                       2000, Vice President and Chief Investment Officer
                                       of the Advisers. Prior to October 1998, Vice
                                       President and Senior Portfolio Manager with AIM
                                       Capital Management, Inc. Prior to February 1998,
                                       Senior Vice President and Portfolio Manager of Van
                                       Kampen American Capital Asset Management, Inc., Van
                                       Kampen American Capital Investment Advisory Corp.
                                       and Van Kampen American Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and
  Date of Birth: 08/20/55              the Advisers. Vice President, Chief Financial
  Age: 44                              Officer and Treasurer of each of the funds in the
  Vice President, Chief Financial      Fund Complex and certain other investment companies
  Officer and Treasurer                advised by the Advisers or their affiliates.

John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
  Date of Birth: 11/25/57              Investments, President and Director of the
  Vice President                       Distributor, and President of Van Kampen Insurance
  Age: 42                              Agency of Illinois Inc. Vice President of each of
                                       the funds in the Fund Complex. From November 1992
                                       to December 1997, Mr. Zimmermann was Senior Vice
                                       President of the Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                    Fund Complex
                                                     -------------------------------------------
                                                                     Aggregate
                                                      Aggregate      Estimated
                                                     Pension or       Maximum          Total
                                                     Retirement       Annual       Compensation
                        Year First     Aggregate      Benefits     Benefits from      before
                       Appointed or   Compensation   Accrued as      the Fund      Deferral from
                        Elected to      from the       Part of         Upon            Fund
       Name(1)          the Board       Fund(2)      Expenses(3)   Retirement(4)    Complex(5)
       -------         ------------   ------------   -----------   -------------   -------------
J. Miles Branagan          1993         $ 1,225        $40,303        $60,000        $126,000
Jerry D. Choate(1)         1999             817              0         60,000          88,700
Linda Hutton Heagy         1995           1,225          5,045         60,000         126,000
R. Craig Kennedy           1995           1,225          3,571         60,000         125,600
Jack E. Nelson             1995           1,225         21,664         60,000         126,000
Phillip B. Rooney          1997           1,025          7,787         60,000         113,400
Fernando Sisto             1993           1,225         72,060         60,000         126,000
Wayne W. Whalen            1995           1,225         15,189         60,000         126,000
Suzanne H. Woolsey(1)      1999             817              0         60,000          88,700


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1999. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1999: Mr. Branagan, $1,225; Mr. Choate, $611; Ms. Heagy, $1,225; Mr. Kennedy, $613; Mr. Nelson, $1,225; Mr. Rooney, $1,025;
    Mr. Sisto, $613; and Mr. Whalen, $1,225. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1999 is as follows: Mr. Branagan, $5,494; Mr. Caruso, $524; Mr. Choate, $848; Mr. Gaughan, $115; Ms. Heagy, $5,218; Mr. Kennedy, $4,291; Mr. Miller, $1,792;
    Mr. Nelson, $10,728; Mr. Rees, $193; Mr. Robinson, $4,034; Mr. Rooney, $4,977; Mr. Sisto, $4,117; Mr. Whalen, $7,133; and Mr. Yovovich, $1,451. The
    deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1999. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 1999 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1999. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $279,250 during the calendar year ended December 31, 1999.



     The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



     As of April 3, 2000, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 1.5% of the first $30 million of the Fund's average daily net assets plus 1% of any excess over $30 million, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Adviser received approximately $173,000, $227,000 and $225,800, respectively, in advisory fees from the Fund.



                                OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended December 31, 1999, 1998 and 1997, Advisory Corp. received approximately $9,100, $39,700 and $21,500, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.



                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended December 31, 1999.....................       $   27,237        $   2,957
Fiscal year ended December 31, 1998.....................       $   32,675        $   2,507
Fiscal year ended December 31, 1997.....................       $   45,169        $   3,483

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."



     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.



     Because of fluctuation in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1999, there were $696,281 and $34,109 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 8.08% and 2.02% of the Fund's average daily net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $18,254 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the

Class A Share Plans. For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $89,246 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $66,333 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $22,913 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended December 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $15,437 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $10,294 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $5,143 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements with the following firms: (i) Merrill Lynch Pierce, Fenner & Smith, Incorporated, (ii) Norwest Bank Minnesota, N.A./Wells Fargo Bank, N.A., (iii) Invesco Retirement and Benefit Services, Inc., (iv) Lincoln National Life Insurance Company, (v) National Preferred Compensation, Inc. and (vi) Union Bank of California, N.A. Shares of the Fund shall be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the years shown:


Commissions Paid:


                                                                       Affiliated Brokers
                                                                      --------------------
                                                          All         Morgan         Dean
                                                        Brokers       Stanley       Witter
                                                        -------       -------       ------
  Fiscal year ended December 31, 1999...............    $11,304       $  -0-        $ -0-
  Fiscal year ended December 31, 1998...............    $29,314       $   20        $ -0-
  Fiscal year ended December 31, 1997...............    $41,941       $  -0-        $ -0-
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions...                    0.07%         -0-
  Value of brokerage transactions with affiliate to
     total transactions.............................                   0.003%         -0-



     During the fiscal year ended December 31, 1999, the Fund paid no brokerage commissions on transactions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may upon written request, or by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for regular checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."



     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.



EXCHANGE PRIVILEGE



     All shareholders are limited to eight exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


                              REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.



     In addition, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind will result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage charges and a gain or loss for federal income tax purposes upon a shareholder's subsequent disposition of such securities.



                    CONTINGENT DEFERRED SALES CHARGE-CLASS A



     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


                         WAIVER OF CLASS B AND CLASS C

                       CONTINGENT DEFERRED SALES CHARGES



     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulations Section 1.401(k)-(1)(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.


REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN



     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan. The CDSC-Class B and C will be waived on redemptions made under the systematic withdrawal plan.



     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.


NO INITIAL COMMISSION OR TRANSACTION FEE


     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.


INVOLUNTARY REDEMPTIONS OF SHARES


     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REINVESTMENT OF REDEMPTION PROCEEDS


     A shareholder who has redeemed Class C Shares of the Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including taxable income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount of investment company taxable income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and the alter character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service (the "IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


DISTRIBUTIONS TO SHAREHOLDERS



     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations and, in the case of foreign withholding taxes paid with respect to dividends from foreign corporations, the Fund satisfies certain holding period and other requirements, the Fund will be eligible to file, and may file, an election with the IRS pursuant to which shareholders of the Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income tax liability. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of the Fund will be notified annually regarding whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of the dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.



     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.



NON-U.S. SHAREHOLDERS



     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder.



     Non-effectively connected capital gain dividends and gain realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.


     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.


     United States Treasury regulations, generally effective for payments made after December 31, 2000, modify the withholding, back-up withholding and information reporting rules, including the procedures to be followed by foreign investors in establishing foreign status. Prospective foreign investors should consult their tax advisers concerning the applicability and effect of such Treasury regulations on an investment in shares of the Fund.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING



     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.



     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.



INFORMATION REPORTING



     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the aggregate amount of dividends paid that are subject to backup withholding (if any) and the amount of tax withheld with respect to such dividends pursuant to the backup withholding rules. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence. Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Non-U.S. Shareholders" are not subject to backup withholding.



GENERAL



     The federal income tax discussion set forth above is for general information only. Prospective investors and shareholders should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and capital gain dividends paid by the Fund or to reflect the fact 12b-1 fees previously may have been less than the current 12b-1 fees for certain classes of shares as specified in the Prospectus.



     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.



     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gains dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


     CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended December 31, 1999 was 6.17%, (ii) the five-year period ended December 31, 1999 was 11.29% and (iii) the approximately five-year, seven-month period since May 16, 1994, the commencement of distribution for Class A Shares of the Fund, through December 31, 1999 was 9.67%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1999 was 68.09%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to December 31, 1999 was 76.46%.


     CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended December 31, 1999 was 6.72%, (ii) the five-year period ended December 31, 1999 was 11.30% and (iii) the approximately five-year, seven-month period since May 16, 1994 the commencement of distribution for Class B Shares of the Fund, through December 31, 1999 was 9.74%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 16, 1994 (the commencement of distribution of Class B Shares) to December 31, 1999 was 68.72%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 16, 1994 (the commencement of distribution of Class B Shares) to December 31, 1999 was 68.72%.


     CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended December 31, 1999 was 9.79%, (ii) the five-year period ended December 31, 1999 was 11.47% and (iii) the approximately five-year, seven-month period since May 16, 1994, the commencement of distribution for Class C Shares of the Fund, through December 31, 1999 was 9.78%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from May 16, 1994 (the commencement of distribution of Class C Shares) to December 31, 1999 was 69.05%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect at the Class C Shares from May 16, 1994 (the commencement of distribution of Class C Shares) to December 31, 1999 was 69.05%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

SECURITIES RATINGS

DESCRIPTION OF BOND RATINGS

     Moody's Investors Service, Inc. ("Moody's") rates the long-term debt securities issued by various entities from "Aaa" to "C". High quality ratings are as follows:

          Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Standard & Poor's ("S&P") rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. High quality ratings are as follows:

          AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

          AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

COMMERCIAL PAPER RATINGS

     Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Global Managed Assets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Managed Assets Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  73.3%
AUSTRALIA  1.6%
Amcor, Ltd..............................................     967    $     4,529
AMP, Group Finance Services, Ltd. (a)...................      28          1,689
AMP, Ltd. (a)...........................................   1,411         15,590
AMP Diversified Property Trust..........................     673          1,038
AMP Reinsurance Note (a)................................   1,004            -0-
Australian Gas & Light Co., Ltd.........................     577          3,388
Brambles Industries, Ltd................................     325          8,987
Broken Hill Proprietary Co., Ltd........................   1,506         19,775
Coca-Cola Amati, Ltd....................................   1,425          3,892
Coles Myer, Ltd.........................................   1,675          8,652
Colonial, Ltd. (a)......................................   1,354          6,053
CSL, Ltd................................................     158          2,272
Email, Ltd..............................................     437            694
FH Faulding & Co., Ltd..................................     162          1,064
Fosters Brewing Group, Ltd..............................   2,627          7,537
General Property Trust..................................   2,107          3,431
Goodman Fielder, Ltd....................................   1,644          1,468
Leighton Holdings, Ltd..................................     377          1,460
Lend Lease Corp.........................................     807         11,306
Mayne Nickless, Ltd.....................................     562          1,450
National Australia Bank, Ltd............................   2,056         31,447
News Corp., Ltd.........................................   2,793         27,119
News Corp., Ltd. - Preferred Shares.....................   2,480         21,247
Normandy Mining, Ltd....................................   1,463          1,037
North, Ltd..............................................     627          1,478
Orica, Ltd..............................................      91            490
Pacific Dunlop, Ltd.....................................   1,594          2,256
Publishing & Broadcasting Ltd...........................     163          1,245
QBE Insurance Group, Ltd................................     508          2,368
Rio Tinto, Ltd..........................................     167          3,587
Santos, Ltd.............................................     896          2,441
Southcorp Holdings, Ltd.................................     963          3,395
Stockland Trust Group (a)...............................      13             27

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
AUSTRALIA (CONTINUED)
Stockland Trust Group...................................     378    $       794
Suncorp Metway..........................................     470          2,533
TAB Corp. Holdings, Ltd.................................     484          3,277
Telstra Corp., Ltd......................................   6,106         33,191
Wesfarmers, Ltd.........................................     281          2,319
Westfield Trust.........................................   1,946          3,820
Westfield Trust (a).....................................      65            128
Westpac Banking Corp., Ltd..............................   2,820         19,453
WMC, Ltd................................................   1,335          7,362
Woolworths, Ltd.........................................   1,713          5,893
                                                                    -----------
                                                                        281,182
                                                                    -----------
AUSTRIA  0.8%
Austria Tabakwerke, AG..................................     149          7,205
Austrian Airlines.......................................     199          3,769
Bank Austria, AG........................................     711         40,109
Bau Holdings, AG........................................      31          1,171
BBAG Oest Brau-Beteiligungs, AG.........................      59          2,377
Bohler-Uddeholm, AG.....................................      37          1,707
BWT, AG.................................................      11          1,479
Flughafen Wien, AG......................................     142          4,937
Generali, AG............................................      47          7,881
Lenzing, AG.............................................       6            326
Mayr Melnhof Karton, AG.................................      80          3,707
Oest Elektrizitats, Class A.............................     204         28,667
OMV, AG.................................................     174         16,914
VA Technologie, AG......................................      94          6,202
Wienerberger Baustoffindustrie, AG......................     456          9,917
                                                                    -----------
                                                                        136,368
                                                                    -----------
CANADA  1.4%
Abitibi Consolidated, Inc...............................     200          2,342
Agnico-Eagle Mines, Ltd.................................     700          5,140
Alberta Energy Co., Ltd.................................     100          3,118
Alcan Aluminum..........................................     200          8,230
Bank of Montreal........................................     200          6,831

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
CANADA (CONTINUED)
Bank of Nova Scotia.....................................     300    $     6,453
Barrick Gold Corp.......................................     200          3,568
BCE, Inc................................................     300         27,257
BCT.Telus Communications, Inc...........................      58          1,412
BCT.Telus Communications, Inc. - Non Voting Shares......      19            459
Bombardier, Inc., Class B...............................     500         10,270
Canadian Imperial Bank of Commerce......................     200          4,780
Canadian Occidental Petroleum...........................     100          1,974
Canadian Pacific........................................     200          4,302
Gulf Canada Resource (a)................................     500          1,645
Imasco, Ltd.............................................     300          8,303
Imperial Oil, Ltd.......................................     400          8,590
International Forest Products, Ltd., Class A (a)........     500          1,368
Laidlaw, Inc............................................     200          1,046
National Bank of Canada.................................     100          1,282
Newbridge Networks Corp. (a)............................     100          2,255
Nexfor, Inc.............................................      87            506
Noranda, Inc............................................     200          2,688
Nortel Networks Corp....................................     800         80,831
Petro CDA...............................................     300          4,250
Placer Dome, Inc........................................     200          2,134
Power Corp. of Canada...................................     200          3,429
Royal Bank of Canada....................................     200          8,798
Seagram Co., Ltd........................................     200          8,964
Suncor Energy, Inc......................................     100          4,184
Talisman Energy, Inc. (a)...............................     100          2,556
Thomson Corp............................................     400         10,530
TransCanada PipeLines, Ltd..............................     564          4,884
Weston George, Ltd......................................     100          3,828
                                                                    -----------
                                                                        248,207
                                                                    -----------
FINLAND  1.3%
Kesko (a)...............................................     158          2,005
Merita Oyj..............................................     889          5,239
Metra Oyj...............................................      61          1,137

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
FINLAND (CONTINUED)
Metso Oyj (a)...........................................     141    $     1,832
Nokia Oyj...............................................     998        180,960
Outokumpu Oyj (a).......................................      85          1,203
Oyj Hartwall Abp........................................      57            827
Raisio Group, PLC (a)...................................     147            582
Sampo, Ser A............................................      96          3,356
Sonera Oyj..............................................     322         22,073
Tietoenator Oyj.........................................      65          4,060
UPM-Kymmene Oyj (a).....................................     244          9,832
                                                                    -----------
                                                                        233,106
                                                                    -----------
FRANCE  3.7%
Accor, SA...............................................     210         10,148
Air Liquide.............................................      38          6,362
Alcatel, SA.............................................     125         28,709
Aventis, SA.............................................     441         25,633
AXA-UAP.................................................     251         34,994
Banque Nationale de Paris (a)...........................     242         22,330
Banque Nationale de Paris (a)...........................      26            120
Canal Plus..............................................     108         15,721
Cap Gemini..............................................      51         12,946
Carrefour, SA...........................................     306         56,440
CIE Fonciere Klepierre (a)..............................     170         16,440
Compagnie de Saint Gobain...............................      82         15,422
France Telecom..........................................     572         75,656
Groupe Danone...........................................      75         17,679
Groupe Le Fin De Cons (a)...............................      50          5,641
Immeubles De Franc (a)..................................     115          2,100
L'Oreal.................................................      41         32,897
LVMH (Moet Hennessy Louis Vuitton)......................      79         35,389
Michelin (CGDE), Class B................................     144          5,657
Pernod Ricard...........................................      57          3,261
Peugeot Citroen.........................................      50         11,353
Pinault-Printemps-Redoute, SA...........................      87         22,962
Sagem, SA...............................................      10          6,951

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
FRANCE (CONTINUED)
Sanofi, SA (a)..........................................     348    $    14,492
Schneider, SA...........................................     117          9,187
Silic...................................................      10          1,603
Simco...................................................     168         13,598
Societe Fonciere Lyonnaise..............................      60          7,851
Societe Generale........................................      70         16,289
Sodexho Alliance........................................      26          4,602
Suez Lyonnaise des Eaux.................................     118         18,912
Thomson CSF.............................................     127          4,195
Total, SA, Class B (a)..................................     456         60,864
Unibail, SA.............................................      33          4,165
Vivendi (a).............................................     273         24,654
                                                                    -----------
                                                                        645,223
                                                                    -----------
GERMANY  4.1%
Allianz, AG (Vinkulierte Regd)..........................     208         69,878
BASF, AG................................................     267         13,717
Bayer Hypo Vereinsbank, AG..............................     365         24,929
Bayer, AG...............................................     250         11,836
Beiersdorf, AG..........................................     150         10,073
Continental, AG.........................................     117          2,340
DaimlerChrysler, AG (a).................................     752         58,481
Deutsche Bank, AG.......................................     450         38,010
Deutsche Telekom, AG....................................   2,036        145,003
Douglas Hldg, AG........................................     100          4,306
Dresdner Bank, AG.......................................     333         18,114
Fresenius Medical.......................................      50          4,276
Gehe, AG................................................      50          1,939
IVG Holding, AG.........................................     145          2,257
Linde, AG...............................................     100          5,470
Lufthansa, AG (Vinkulierte Regd)........................     333          7,749
Man, AG - Preferred Shares..............................     100          3,757
Mannesmann, AG..........................................     340         82,028
Metro, AG...............................................     217         11,673
Munchener Ruckvers (a)..................................     150         38,048

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
GERMANY (CONTINUED)
Preussag, AG............................................     120    $     6,685
RWE, AG.................................................     397         15,557
SAP, AG.................................................      17          8,374
SAP, AG - Non Voting Preferred Shares...................      50         30,120
Siemens, AG.............................................     467         59,416
Thyssen Krupp, AG.......................................     200          6,094
Veba, AG................................................     433         21,046
Viag, AG................................................     642         11,770
Volkswagen, AG..........................................     250         14,090
Volkswagen, AG - Non Voting Preferred Shares............     100          3,203
                                                                    -----------
                                                                        730,239
                                                                    -----------
HONG KONG  0.0%
Hong Kong Land Holding - $US (a)........................      86            127
                                                                    -----------
ITALY  3.0%
Alitalia, SpA...........................................   1,909          4,548
Assicurazioni Generali..................................   1,425         47,084
Autogrill, SpA (a)......................................     274          3,450
Banca Commerciale Italiana..............................     435          2,368
Banco Ambrosiano Veneto, SpA............................   6,290         25,535
BCA Intesa SpA..........................................     435            747
BCA Pop Di Milano.......................................     726          5,653
BCO Di Roma.............................................   5,668          7,286
Benetton Group, SpA.....................................   3,535          8,119
Beni Stabili SpA (a)....................................   1,832            646
Burgo (Cartiere), SpA...................................       1              7
Credito Italiano........................................   5,724         28,138
Enel, SpA (a)...........................................   8,070         33,818
Ente Nazionale Idrocarburi, SpA.........................  10,812         59,467
Fiat, Priv, SpA.........................................       3             43
Fiat, SpA...............................................     260          7,425
Impregilo, SpA..........................................       8              5
Instituto Nazionale delle Assicurazioni (INA)...........   4,368         11,572
La Rinascente, SpA......................................       2             13
Magneti Marelli.........................................     353          1,348

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
ITALY (CONTINUED)
Mediaset, SpA...........................................   1,740    $    27,063
Mediobanca, SpA.........................................     901          9,194
Montedison, SpA.........................................   3,764          6,161
Montedison, Di Risp, SpA................................   3,514          3,363
Olivetti, SpA...........................................   2,581          7,475
Parmalat Finanziara, SpA................................       3              4
Pirelli, SpA............................................   3,306          9,075
Reno de Medici, SpA.....................................       1              3
Riunione Adriatica di Sicurta, SpA......................     798          8,006
Sao Paolo Imi, SpA (a)..................................   1,832         24,895
Sirti, SpA..............................................       1              4
Telecom Italia, Di Risp, SpA............................     517          3,151
Telecom Italia, SpA.....................................   3,810         53,732
Telecom Italia Mob, Di Risp, SpA........................   1,770          8,434
Telecom Italia Mob, SpA.................................   9,983        111,525
                                                                    -----------
                                                                        519,357
                                                                    -----------
JAPAN  16.8%
Acom Co., Ltd...........................................     100          9,797
Advantest...............................................     200         52,853
Ajinomoto Co., Inc......................................   1,000         10,424
Asahi Bank, Ltd.........................................   2,900         17,882
Asahi Breweries.........................................   1,000         10,943
Asahi Chemical Industry Co..............................     800          4,111
Asahi Glass Co..........................................   2,800         21,678
Bank of Tokyo...........................................   3,200         44,600
Benesse Corp............................................     100         24,078
Bridgestone Corp........................................   1,000         22,022
Canon, Inc..............................................   2,000         79,475
Central Japan Railway...................................       2         12,548
CSK Corp................................................     100         16,247
Dai Nippon Printing.....................................     800         12,763
Daiwa House Industries..................................   1,000          7,439
Daiwa Securities........................................   1,400         21,911
Denso Corp..............................................   1,000         23,882

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
East Japan Railway......................................       4    $    21,572
Fanuc...................................................     400         50,935
Fuji Bank...............................................   3,600         34,989
Fuji Photo Film Co......................................   1,000         36,508
Fujitsu.................................................   5,000        228,051
Hitachi.................................................   6,800        109,151
Honda Motor Co..........................................   1,000         37,193
Industrial Bank of Japan (a)............................   3,000         28,922
Ito-Yokado Co., Ltd.....................................   1,000        108,642
Japan Air Lines Co......................................   6,000         17,794
Jusco Co................................................   1,000         17,432
Kajima Corp.............................................   6,000         17,911
Kansai Electric Power...................................   1,000         17,432
Kao Corp................................................   1,000         28,531
Kinki Nippon Railway....................................   6,000         24,078
Kirin Brewery Co........................................   1,800         18,939
Kyocera Corp............................................     500        129,686
Marui Co................................................   1,000         14,936
Matsushita Electric Industries..........................   5,000        138,495
Mitsubishi Chemical.....................................     800          2,819
Mitsubishi Electric Corp................................   4,800         31,007
Mitsubishi Estate.......................................   1,800         17,565
Mitsubishi Heavy Industries.............................   6,000         20,025
Mitsubishi Trust & Banking Co...........................   2,000         17,618
NEC Corp................................................   2,000         47,666
Nintendo Co.............................................     200         33,239
Nippon Express Co.......................................   2,800         15,484
Nippon Oil Co...........................................   3,000         13,213
Nippon Steel Corp.......................................   9,800         22,925
Nippon Telegraph & Telephone Corp.......................      10        171,283
Nissan Motor Co. (a)....................................   2,800         11,017
Nomura Securities.......................................   1,400         25,281
Oji Paper Co............................................   3,000         18,058
Osaka Gas Co............................................   3,000          7,223

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Promise Co..............................................     100    $     5,090
Sakura Bank.............................................   3,800         22,018
Sankyo Co...............................................   1,000         20,554
Sanyo Electric Co.......................................   4,000         16,247
Sekisui House...........................................   1,800         15,944
Sharp Corp..............................................   2,000         51,189
Softbank Corp...........................................     210        201,018
Sony Corp...............................................     900        266,908
Sumitomo Bank, Ltd......................................   2,000         27,386
Sumitomo Chemical.......................................   1,000          4,698
Sumitomo Electric Industries............................   2,000         23,118
Taisho Pharmacy Co......................................   1,000         29,363
Takeda Chemical Industries..............................   1,000         49,427
Takefuji Corp...........................................     100         12,518
Toho Co.................................................     100         14,623
Tohoku Electric Power...................................   1,400         20,828
Tokai Bank..............................................   3,000         18,910
Tokyo Electric Power....................................   1,300         34,863
Tokyo Marine & Fire Insurance Co........................     800          9,357
Toray Industries, Inc...................................   1,000          3,876
Toshiba Corp............................................   7,000         53,440
Toyota Motor Corp.......................................   2,800        135,656
Yasuda Trust & Banking..................................     400            622
                                                                    -----------
                                                                      2,965,926
                                                                    -----------
NETHERLANDS  2.3%
ABN AMRO Holdings, NV...................................   1,080         26,981
AEGON, NV...............................................     385         37,193
Ahold Koninklijke, NV...................................     407         12,050
Akzo Nobel, NV..........................................      92          4,615
Buhrmann, NV............................................     246          3,705
Elsevier, NV............................................     189          2,258
Hagemeyer, NV...........................................      94          2,177
Heineken, NV............................................     194          9,462
ING Groep, NV...........................................     774         46,735

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
KLM Royal Dutch Air Lines, NV...........................      78    $     2,004
Kon KPN, NV.............................................     347         33,871
Philips Electronics, NV.................................     249         33,862
Rodamco.................................................     100          4,039
Royal Dutch Petroleum Co................................   1,565         95,930
STMicroelectronics......................................     174         26,783
TNT Post Groep, NV......................................     410         11,750
Uni-Invest, NV..........................................     730          9,413
Unilever, NV............................................     416         22,981
Unilever, NV - Preferred Shares (a).....................     466          2,361
Vedior, NV..............................................      95            976
Wolters Kluwer, NV......................................     388         13,133
                                                                    -----------
                                                                        402,279
                                                                    -----------
NORWAY  0.0%
Steen & Strom Invest ASA................................      10            134
                                                                    -----------
PORTUGAL  1.2%
BCO Comercial Portugues, SA.............................   5,985         33,220
BCO Espirito Santo e Comercial de Lisboa................     500         14,052
BPI-SGPS, SA............................................   3,330         14,189
Brisa-Auto Estradas de Portugal, SA.....................   1,500         11,514
Corticeira Amorim SGPS, SA..............................     100            983
Elec De Portugal........................................   3,100         54,118
Jeronimo Martins, SPGS, SA..............................     400         10,235
Portucel Industrial-Empresa Produtora de Celulose.......     500          3,440
Portugal Telecom, SA....................................   5,155         56,551
Soares Da Costa, SA.....................................     100            306
Sonae Investimentos.....................................     300         15,836
UNICER-Uniao Cervejeira, SA.............................     300          5,947
                                                                    -----------
                                                                        220,391
                                                                    -----------
SINGAPORE  0.8%
City Developments, Ltd..................................   1,000          5,854
Creative Technologies Corp..............................     100          1,813
DBS Group Holdings, Ltd.................................   1,163         19,063
DBS Land, Ltd...........................................   1,500          2,954

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
SINGAPORE (CONTINUED)
Hotel Properties........................................   1,000    $       901
Keppel Corp., Ltd.......................................   1,000          2,618
NatSteel, Ltd...........................................   1,000          1,993
Neptune Orient Lines, Ltd...............................     537            719
Overseas Chinese Bank...................................   2,100         19,292
Parkway Holdings, Ltd...................................   1,000          2,270
Sembcorp Industries, Ltd. (a)...........................   2,000          2,726
Singapore Airlines, Ltd.................................   2,000         22,696
Singapore Press Holdings, Ltd...........................   1,000         21,675
Singapore Tech Engineering..............................   4,000          6,196
Singapore Telecommunications............................   6,300         13,012
United Industrial Corp., Ltd............................   2,000          1,129
United Overseas Bank, Ltd...............................   1,056          9,320
United Overseas Land, Ltd...............................   1,000            937
                                                                    -----------
                                                                        135,168
                                                                    -----------
SPAIN  1.3%
Acerinox, SA............................................      24            959
Argentaria Corp.........................................     488         11,469
Autopistas Cesa.........................................     300          2,916
Azucarera Ebro Agricolas, SA ...........................      83          1,211
BCO Bilbao Vizcaya, SA..................................   1,756         25,012
BCO Santander Central Hispanoamericano (a)..............   2,824         31,975
Corporacion Mapfre, SA..................................     136          2,252
Empresa Nacional de Celulosas, SA.......................      48            960
Endesa, SA..............................................     855         16,976
Fomento Construcciones y Contratas, SA..................     150          3,052
Gas Natural SDG, SA.....................................     288          6,635
Iberdrola, SA...........................................     926         12,835
Inmobiliaria Colonial, SA (a)...........................     100            453
Metrovacesa, SA.........................................     443          7,676
Prima Inmobiliaria, SA..................................     720          6,237
Respol, SA..............................................     903         20,940
Tabacalera, SA, Class A.................................     183          2,618
Telefonica, SA (a)......................................   2,298         57,409

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
SPAIN (CONTINUED)
TelePizza, SA (a).......................................     215    $       910
Union Electrica Fenosa, SA..............................     228          3,983
Vallehermoso, SA........................................   1,960         13,821
Viscofan Industria Navarra De Envolturas Celulosicas,
  SA....................................................      78            621
                                                                    -----------
                                                                        230,920
                                                                    -----------
SWEDEN  1.6%
Atlas Copco, AB, Class A................................     100          2,956
Castellum, AB...........................................     720          7,023
Diligentia..............................................   1,040          8,555
Drott AB, Class B.......................................     595          6,783
Electrolux, AB..........................................     400         10,060
Ericsson Telefon LM, Class B............................   1,900        122,141
Foreningssparbk.........................................     550          8,080
Hennes & Mauritz, AB, Class B...........................     800         26,795
Netcom Systems, AB......................................     100          7,028
OM Gruppen, AB..........................................     100          2,174
Sandvik, AB.............................................     400         12,528
Securitas, AB, Class B..................................     200          3,620
Skandia Forsakrings, AB.................................     500         15,102
Skandinaviska Enskilda Banken, Class A..................     600          6,064
Skanska, AB, Class B....................................     100          3,725
SKF, AB, Class B........................................     100          2,433
SSAB Svenska Stal, AB, Class A..........................      50            776
Svenska Cellulosa, AB, Class B..........................     200          5,923
Svenska Handelsbanken, Class A (a)......................     700          8,802
Tornet Fastighet........................................     385          5,339
Trelleborg, AB, Class B.................................     100            899
Volvo, AB, Class A......................................     100          2,527
Volvo, AB, Class B......................................     400         10,342
WM-Data, AB.............................................     100          6,182
                                                                    -----------
                                                                        285,857
                                                                    -----------
SWITZERLAND  2.2%
ABB, AG.................................................     200         24,461
Credit Suisse Group.....................................     200         39,754

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
SWITZERLAND (CONTINUED)
Nestle, SA..............................................      30    $    54,958
Novartis, AG............................................      50         73,416
Roche Holdings Bearer, AG...............................       1         16,328
Roche Holdings Genusscheine, AG.........................       5         59,348
Schweizerische Rueckversicherungs-Gesellschaft..........      10         20,543
SGS Holdings............................................       5          6,374
Sulzer, AG..............................................      10          6,500
Swatch Group, AG........................................      10         11,518
Swisscom, AG (a)........................................      40         16,178
UBS, AG (a).............................................     157         42,398
Zurich Allied, AG (a)...................................      40         22,810
                                                                    -----------
                                                                        394,586
                                                                    -----------
UNITED KINGDOM  5.1%
31 Group, PLC...........................................     126          2,249
Abbey National..........................................     279          4,473
Albert Fisher Group.....................................     809            150
Alldays, PLC............................................      29             29
Allders.................................................      38             76
Allied Zurich...........................................     289          3,408
AMEC....................................................     113            447
Amvescap, PLC (a).......................................     143          1,663
Anglian Water...........................................     587          5,253
Arm Holdings, PLC (a)...................................      40          2,704
Associated British Ports Holdings.......................   2,175          9,978
BAA, PLC (a)............................................     464          3,238
BBA Group...............................................      19            157
Barclays................................................     352         10,115
Barratt Developments....................................     277          1,289
Bass....................................................     233          2,932
Beazer Group............................................     936          2,177
Berisford...............................................     502          2,733
Berkeley Group..........................................     204          2,346
BG Group, PLC...........................................     894          5,734
BICC Group..............................................     115            169

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
BOC Group...............................................     687    $    14,815
Boots Co................................................     262          2,565
BP Amoco, PLC...........................................   4,296         43,365
BPB.....................................................   1,000          5,977
British Aerospace.......................................     955          6,278
British Airways.........................................     347          2,264
British American Tobacco................................     629          3,556
British Land Co.........................................   8,070         53,706
British Sky Broadcast...................................     422          6,817
British Telecommunications..............................   1,134         27,476
Burford Holdings........................................   1,610          2,653
Burmah Castrol..........................................     514          9,083
Cable & Wireless........................................     851         14,598
Cadbury Schweppes, PLC..................................     722          4,350
Canary Wharf Group, PLC (a).............................     145            902
Capita Group, PLC.......................................      44            800
Capital Shop Centers....................................   1,880         10,264
Caradon.................................................   1,305          3,267
Carpetright.............................................     351          3,033
Centrica, PLC...........................................   1,103          3,203
Cobham, PLC.............................................     431          5,448
Commercial Union........................................     334          5,390
Delta...................................................      64            129
Diageo..................................................     932          7,437
Dialog Corp.............................................      70            106
Dixons Group, PLC.......................................      92          2,214
Emap....................................................     122          2,522
EMI Group...............................................   1,108         10,917
Enterprise Oil..........................................     752          5,102
FirstGroup..............................................     726          2,814
FKI.....................................................     635          2,487
Frogmore Estates, PLC...................................     150          1,144
GKN, PLC................................................     648         10,614
Glaxo Wellcome..........................................     748         21,193

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Granada Group...........................................     469    $     4,735
Grantchester Holdings...................................   9,420         23,128
Great Portland Estates, PLC.............................   4,210         13,057
Great Universal Stores..................................     201          1,169
Halifax Group...........................................     710          7,753
Hammerson, PLC..........................................   2,340         16,064
Hanson..................................................     726          6,086
Hays....................................................     188          3,000
House Of Fraser.........................................     218            268
HSBC Holdings...........................................   1,763         24,434
Hyder...................................................   1,080          5,042
IMI.....................................................     699          2,992
Imperial Chemical Industries............................      79            835
Invensys, PLC...........................................   2,486         13,144
Jarvis..................................................     437          1,609
Johnson Matthey.........................................     837          8,234
Kingfisher..............................................     484          5,371
Laird Group.............................................      49            192
Land Securities.........................................   5,554         62,239
Lasmo...................................................   1,975          3,828
Legal & General Group...................................   1,556          4,248
Lex Service.............................................     783          4,705
LIMIT...................................................   1,752          4,217
Lloyds TSB Group........................................   1,388         17,241
Logica (a)..............................................      84          2,171
London Clubs International..............................     616          1,214
London Forfaiting.......................................     113             58
Lonmin, PLC.............................................     516          5,226
Low & Bonar.............................................      10             23
Marconi.................................................     828         14,605
Marks & Spencer.........................................     571          2,730
Mayflower Corp..........................................       3             11
Meggitt.................................................      14             44
MEPC....................................................   4,569         34,318

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Misys...................................................   1,050    $    16,299
National Power..........................................     430          2,480
Next....................................................     456          4,375
NFC.....................................................   1,159          4,662
Nycomed Amersham (a)....................................     135            850
Ocean Group.............................................      13            243
P & O Finance...........................................     201          3,334
Parity Group, PLC.......................................     816          5,009
Pennon Group............................................     446          3,876
Pilkington..............................................   3,266          4,447
Prudential Corp.........................................     585         11,415
Psion (a)...............................................      16            672
Quintain Estate & Dev...................................     200            562
Racal Electronics.......................................     315          2,837
Railtrack Group.........................................     115          1,932
Rank Group..............................................     805          2,601
Reed International......................................     299          2,246
Rentokil Initial........................................     577          2,097
Reuters Group...........................................     318          4,417
Rexam...................................................      35            142
Rio Tinto...............................................     136          3,264
Rolls Royce.............................................   1,073          3,726
Rugby Group.............................................     388            852
Sage Group, Ltd. (a)....................................     260          3,183
Sainsbury J Finance.....................................     646          3,650
Schlumberger, Ltd. - US$................................     300         16,875
Scotia Holdings.........................................      90            189
Scottish & Southern Energy, PLC.........................     651          5,179
Sema Group..............................................      98          1,757
Skillsgroup.............................................      45            218
Slough Estates, PLC.....................................   1,585          9,025
Smith & Nephew (a)......................................     238            800
Smithkline Beecham......................................   1,157         14,671
Smiths Industries.......................................     160          2,391

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Stagecoach Holdings.....................................   1,292    $     3,318
TBI, PLC................................................     450            549
Tesco...................................................   1,082          3,286
Torotrak................................................      15             66
Trinity Mirror, PLC.....................................     214          2,280
Unilever................................................     782          5,747
Vodafone AirTouch.......................................   8,277         41,258
Vodafone AirTouch PLC - US$ (b).........................     200          9,900
Wates City Of London Properties, PLC....................   1,010          1,485
Wickes..................................................      17             74
William Baird...........................................     669            616
WPP Group...............................................   1,023         16,029
Yorkshire Water.........................................     545          3,055
Zeneca Group............................................     386         16,037
                                                                    -----------
                                                                        895,776
                                                                    -----------
UNITED STATES  26.1%
Abbott Laboratories, Inc. (b)...........................     900         32,681
Adobe Systems, Inc. (b).................................     400         26,900
Albertson's, Inc........................................     300          9,675
Alcoa, Inc. (b).........................................     500         41,500
Allegheny Technologies Inc..............................     350          7,766
Allstate Corp...........................................     500         12,000
Amazon.com, Inc.........................................     100          7,613
America Online, Inc. (b)................................     600         45,262
American Express Co. (b)................................     200         33,250
American Home Products Corp. (b)........................     700         27,606
American International Group, Inc. (b)..................     738         79,796
American Power Conversion Corp..........................     200          5,275
AMR Corp. (a)...........................................     200         13,400
Anheuser-Busch Cos., Inc. (b)...........................     300         21,262
Applied Materials, Inc. (a).............................     200         25,337
AT&T Corp. (b)..........................................   1,798         91,248
AT&T Corp. - Liberty Media Group., Class A (b)..........     600         34,050
Automatic Data Processing, Inc..........................     300         16,163

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Avon Products, Inc......................................     300    $     9,900
Baker Hughes, Inc.......................................     300          6,319
Bank of New York Co., Inc...............................     400         16,000
Bank One Corp...........................................     600         19,237
Baxter International, Inc...............................     100          6,281
Bell Atlantic Corp. (b).................................   1,100         67,719
BellSouth Corp. (b).....................................     900         42,131
Boeing Co. (b)..........................................     500         20,781
Bristol-Myers Squibb Co. (b)............................   1,000         64,187
Burlington Northern Santa Fe Corp.......................     400          9,700
Campbell Soup Co........................................     300         11,606
Caterpillar, Inc........................................     200          9,413
CBS Corp................................................     200         12,788
Cendant Corp. (a).......................................     500         13,281
Champion International Corp.............................     100          6,194
Charles Schwab Corp.....................................     400         15,350
Chase Manhattan Corp....................................     200         15,538
Chevron Corp. (b).......................................     300         25,987
CIGNA Corp..............................................     300         24,169
Cisco Systems, Inc. (a) (b).............................   1,500        160,687
Citigroup, Inc. (b).....................................   1,650         91,678
Clorox Co...............................................     200         10,075
Coca-Cola Co. (b).......................................   1,200         69,900
Computer Associates International, Inc..................     300         20,981
Constellation Energy Group..............................     500         14,500
Corning, Inc............................................     200         25,787
Crown Cork & Seal Co., Inc..............................     300          6,713
CVS Corp................................................     200          7,988
Dayton Hudson Corp......................................     300         22,031
Deere & Co..............................................     200          8,675
Dell Computer Corp. (a) (b).............................   1,100         56,100
Delphi Automotive Systems Corp..........................     479          7,544
Dow Chemical Co. (b)....................................     200         26,725
Duke Energy Corp. (b)...................................     500         25,062

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
E. I. Du Pont de Nemours & Co. (b)......................     500    $    32,937
Eastman Kodak Co........................................     100          6,625
eBay, Inc...............................................     100         12,519
Electronic Data Systems Corp. (b).......................     400         26,775
Eli Lilly & Co. (b).....................................     600         39,900
EMC Corp. (a) (b).......................................     500         54,625
Equity Office Properties Trust..........................     300          7,388
Exxon Mobil Corp. (b)...................................   1,628        131,156
FDX Corp. (a)...........................................     200          8,188
Federal National Mortgage Assn (b)......................     500         31,219
First Data Corp.........................................     300         14,794
First Union Corp........................................     500         16,406
Ford Motor Co. (b)......................................     500         26,719
Gannett, Inc. (b).......................................     300         24,469
Gap, Inc................................................     550         25,300
General Electric Co. (b)................................   1,500        232,125
General Motors Corp.....................................     300         21,806
Genuine Parts Co........................................     500         12,406
Gillette Co. (b)........................................     700         28,831
H. J. Heinz & Co........................................     400         15,925
HEALTHSOUTH Corp. (a)...................................     400          2,150
Hewlett-Packard Co. (b).................................     500         56,969
Hilton Hotels Corp......................................     300          2,888
Home Depot, Inc. (b)....................................     900         61,706
Household International, Inc............................     300         11,175
Illinois Tool Works, Inc................................     200         13,513
Intel Corp. (b).........................................   1,500        123,469
International Business Machines Corp. (b)...............     800         86,400
International Paper Co..................................     200         11,288
Johnson & Johnson, Inc. (b).............................     600         55,875
JP Morgan & Co., Inc. (b)...............................     400         50,650
Kimberly Clark Corp.....................................     300         19,575
Kroger Co. (a)..........................................     500          9,438
Latin American Discovery Fund, Inc. (b) (c).............  12,800        137,600

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Lucent Technologies, Inc. (b)...........................   1,365    $   102,119
Marsh & McLennan Cos., Inc..............................     200         19,137
Masco Corp..............................................     400         10,150
MBNA Corp...............................................     600         16,350
McDonald's Corp. (b)....................................     700         28,219
MCI WorldCom, Inc. (a) (b)..............................   1,200         63,675
Mckesson HBOC, Inc......................................      74          1,670
Merck & Co., Inc. (b)...................................   1,000         67,062
Merrill Lynch & Co., Inc................................     300         25,050
Micron Technology, Inc. (a).............................     200         15,550
Microsoft Corp. (a) (b).................................   2,200        256,850
Minnesota Mining & Manufacturing Co. (b)................     300         29,362
Monsanto Co. (b)........................................     800         28,500
Morgan Stanley Asia Pacific Fund, Inc. (b) (c)..........   6,200         73,237
Motorola, Inc. (b)......................................     400         58,900
National City Corp......................................     500         11,844
Newmont Mining Corp.....................................     400          9,800
Nike, Inc., Class B.....................................     200          9,913
Omnicom Group, Inc......................................     100         10,000
Oracle Corp. (a) (b)....................................     750         84,047
PE Corp. - PE Biosystems Group..........................     100         12,031
Peoplesoft, Inc. (a)....................................     100          2,131
Pfizer, Inc. (b)........................................   1,600         51,900
Philip Morris Cos., Inc. (b)............................   1,100         25,506
PNC Bank Corp...........................................     200          8,900
Procter & Gamble Co. (b)................................     600         65,737
Readers Digest Association, Inc., Class A...............     200          5,850
Sara Lee Corp...........................................     700         15,444
SBC Communications, Inc. (b)............................     700         34,125
Sears, Roebuck & Co.....................................     300          9,131
Southern Co.............................................     500         11,750
Staples, Inc............................................     100          2,075
Starwood Hotels & Resorts, Class B......................     200          4,700
SunTrust Banks, Inc.....................................     300         20,644

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares    Market Value
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Teledyne Technologies, Inc..............................     100    $       944
Tenet Healthcare Corp. (a)..............................     200          4,700
Texas Instruments, Inc. (b).............................     300         29,062
Time Warner, Inc. (b)...................................     600         43,462
Transocean Sedco Forex, Inc.............................      58          1,957
United Technologies Corp................................     400         26,000
UnumProvident Corp......................................     200          6,413
US Bancorp..............................................     300          7,144
USX - Marathon Group....................................     300          7,406
Viacom, Inc., Class B (a)...............................     400         24,175
Vulcan Materials Co.....................................     100          3,994
Wachovia Corp...........................................     100          6,800
Wal-Mart Stores, Inc. (b)...............................   2,000        138,250
Walgreen Co.............................................     500         14,625
Walt Disney Co. (b).....................................   1,100         32,175
Washington Mutual, Inc..................................     200          5,200
Waste Management, Inc...................................     500          8,594
Water Pik Tech, Inc.....................................      35            335
Wells Fargo & Co. (b)...................................     900         36,394
Whirlpool Corp..........................................     100          6,506
Williams Cos., Inc......................................     200          6,113
Xerox Corp..............................................     400          9,075
Yahoo!, Inc. (b)........................................     200         86,537
                                                                    -----------
                                                                      4,591,840
                                                                    -----------
    TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS  73.3%....     12,916,686
                                                                    -----------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  22.1%
Canada Government - CA$
  (200,000 par, 5.250% coupon, 09/01/03 maturity)...............        134,305
Canada Government - CA$
  (70,000 par, 8.750% coupon, 12/01/05 maturity)................         54,383
Denmark Kingdom - DKK
  (1,000,000 par, 7.000% coupon, 11/15/07 maturity).............        147,830
Government of France - FRF
  (400,000 par, 4.500% coupon, 07/12/03 maturity)...............        400,804

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                                   Market Value
--------------------------------------------------------------------------------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Government of France - FRF
  (150,000 par, 5.250% coupon, 04/25/08 maturity)...............    $   150,271
Government of France - FRF
  (100,000 par, 5.500% coupon, 10/25/07 maturity)...............        102,186
Bundesrepublik Deut - DEM
  (300,000 par, 6.500% coupon, 07/04/27 maturity)...............        322,272
Republic of Italy - ITL
  (150,000 par, 6.750% coupon, 02/01/07 maturity)...............        162,594
Republic of Italy - JPY
  (10,000,000 par, 3.750% coupon, 06/08/05 maturity)............        111,647
Republic of Italy - JPY
  (15,000,000 par, 5.000% coupon, 12/15/04 maturity)............        175,463
Kingdom of Netherlands - NLG
  (220,000 par, 3.000% coupon, 02/15/02 maturity)...............        215,622
Kingdom of Sweden - SEK
  (700,000 par, 6.000% coupon, 02/09/05 maturity)...............         84,154
Kingdom of Sweden - SEK
  (1,000,000 par, 13.000% coupon, 06/15/01 maturity)............        130,767
United Kingdom Treasury - GBP
  (90,000 par, 8.000% coupon, 12/07/00 maturity)................        147,122
United Kingdom Treasury - GBP
  (80,000 par, 8.500% coupon, 07/16/07 maturity)................        149,383
Federal National Mortgage Association - AUD
  (50,000 par, 6.375% coupon, 08/15/07 maturity)................         30,836
Federal National Mortgage Association - AUD
  (60,000 par, 6.500% coupon, 07/10/02 maturity)................         39,175
Federal National Mortgage Association - JPY
  (10,000,000 par, 2.125% coupon, 10/09/07 maturity)............        102,365
KFW International Finance - JPY
  (10,000,000 par, 1.000% coupon, 12/20/04 maturity)............         98,135
U.S. Treasury Bonds - US $(500,000 par, 8.125% coupon,
  08/15/19 maturity) (b)........................................        569,764
U.S. Treasury Bonds - US $(250,000 par, 12.000% coupon,
  05/15/05 maturity) (b)........................................        310,585
U.S. Treasury Notes - US $(150,000 par, 6.250% coupon,
  02/15/07 maturity) (b)........................................        147,587

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                                   Market Value
--------------------------------------------------------------------------------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
U.S. Treasury Notes - US $(100,000 par, 7.250% coupon,
05/15/04 maturity) (b)..........................................    $   103,250
                                                                    -----------
    TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  22.1%...      3,890,500
                                                                    -----------
SUPRA-NATIONAL  1.8%
European Investment Bank - JPY
  (15,000,000 par, 4.625% coupon, 02/26/03 maturity)............        166,061
Inter-American Development Bank - JPY
  (15,000,000 par, 1.900% coupon, 07/08/09 maturity)............        149,604
                                                                    -----------
TOTAL SUPRA-NATIONAL............................................        315,665
                                                                    -----------
CORPORATE OBLIGATIONS 0.0%
Jeronimo Martins - PTE (174,000 par, 0.000% coupon, 12/30/04
  maturity).....................................................            102
                                                                    -----------
TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $14,089,612)............................................     17,122,953
                                                                    -----------
REPURCHASE AGREEMENT  1.8%
State Street Bank & Trust Co., dated 12/31/99, due 01/03/00, to be repurchased at $317,066, collateralized by $265,000 U.S.
  Treasury Bill, 10.375%, due 11/15/12, valued at $325,619 (Cost
  $317,000) (b).................................................        317,000
                                                                    -----------
TOTAL INVESTMENTS  99.0%
  (Cost $14,406,612)............................................     17,439,953
FOREIGN CURRENCY  0.3% (VARIOUS DENOMINATIONS)
  (Cost $50,567)................................................         50,520
OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%......................        133,426
                                                                    -----------
NET ASSETS 100.0%...............................................    $17,623,899
                                                                    ===========

(a) Non-income producing security as this stock currently does not declare dividends

(b) Assets segregated as collateral for open futures transactions and foreign currency contracts.

(c) Related party security. See notes to Financial Statements.

AUD - Australian Dollar
CA$ - Canadian Dollar
DEM - German Mark
DKK - Danish Krone
FRF - French Franc
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
NLG - Dutch Guilder
PTE - Portuguese Escudo
SEK - Swedish Krona
US$ - United States Dollar
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $14,406,612)........................  $17,439,953
Foreign Currency (Cost $50,567).............................       50,520
Cash........................................................          393
Margin Deposit on Futures...................................       32,895
Receivables:
  Variation Margin on Futures...............................      247,461
  Interest..................................................       91.555
  Dividends.................................................       16,356
  Investments Sold..........................................        3,902
  Fund Shares Sold..........................................        1,068
Other.......................................................        3,509
                                                              -----------
      Total Assets..........................................   17,887,612
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       55,183
  Investment Advisory Fee...................................       29,143
  Distributor and Affiliates................................       17,521
  Capital Gain Distribution.................................        1,133
Trustees' Deferred Compensation and Retirement Plans........       36,294
Foreign Currency Contracts..................................       20,704
Accrued Expenses............................................      103,735
                                                              -----------
      Total Liabilities.....................................      263,713
                                                              -----------
NET ASSETS..................................................  $17,623,899
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,550,228
Net Unrealized Appreciation.................................    3,043,747
Accumulated Net Realized Gain...............................       65,744
Accumulated Net Investment Loss.............................      (35,820)
                                                              -----------
NET ASSETS..................................................  $17,623,899
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $7,325,862 and 687,166 shares of
    beneficial interest issued and outstanding).............  $     10.66
    Maximum sales charge (4.75%* of offering price).........          .53
                                                              -----------
    Maximum offering price to public........................  $     11.19
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,612,541 and 837,387 shares of
    beneficial interest issued and outstanding).............  $     10.29
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,685,496 and 163,274 shares of
    beneficial interest issued and outstanding).............  $     10.32
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  287,237
Dividends (Net of foreign withholding taxes of $15,649).....       199,246
                                                                ----------
    Total Income............................................       486,483
                                                                ----------
EXPENSES:
Custody.....................................................       188,766
Investment Advisory Fee.....................................       172,979
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $17,370, $88,266 and $15,232,
  respectively).............................................       120,868
Shareholder Services........................................        94,565
Reports to Shareholders.....................................        67,870
Registration................................................        49,030
Trustees' Fees and Related Expenses.........................        12,461
Amortization of Organizational Costs........................         1,040
Legal.......................................................           960
Other.......................................................        44,990
                                                                ----------
    Total Expenses..........................................       753,529
                                                                ----------
NET INVESTMENT LOSS.........................................    $ (267,046)
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $1,430,447
  Futures...................................................        87,342
  Forward Commitments.......................................       (86,179)
  Foreign Currency Transactions.............................      (262,871)
                                                                ----------
Net Realized Gain...........................................     1,168,739
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     2,216,687
                                                                ----------
  End of the Period:
    Investments.............................................     3,033,341
    Futures.................................................        31,899
    Foreign Currency Translation............................          (789)
    Forward Currency Contracts..............................       (20,704)
                                                                ----------
                                                                 3,043,747
                                                                ----------
Net Unrealized Appreciation During the Period...............       827,060
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,995,799
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $1,728,753
                                                                ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended          Year Ended
                                                 December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.............................    $  (267,046)        $  (230,552)
Net Realized Gain...............................      1,168,739           3,218,575
Net Unrealized Appreciation During the Period...        827,060             108,563
                                                    -----------         -----------
Change in Net Assets from Operations............      1,728,753           3,096,586
                                                    -----------         -----------
Distributions in Excess of Net Investment
  Income*.......................................        (25,278)            (76,480)
Distributions from Net Realized Gain*...........     (1,266,539)         (2,388,475)
                                                    -----------         -----------
Total Distributions.............................     (1,291,817)         (2,464,955)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................        436,936             631,631
                                                    -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      3,136,039           6,233,096
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      1,177,360           2,280,988
Cost of Shares Repurchased......................     (6,686,875)        (12,579,170)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     (2,373,476)         (4,065,086)
                                                    -----------         -----------
TOTAL DECREASE IN NET ASSETS....................     (1,936,540)         (3,433,455)
NET ASSETS:
Beginning of the Period.........................     19,560,439          22,993,894
                                                    -----------         -----------
End of the Period (Including accumulated net
  investment loss of $35,820 and $23,161,
  respectively).................................    $17,623,899         $19,560,439
                                                    ===========         ===========
*Distributions by Class
--------------------------------------------------------------------------------------
Distributions in Excess of Net Investment
  Income:
  Class A Shares................................    $   (25,278)        $   (76,480)
  Class B Shares................................            -0-                 -0-
  Class C Shares................................            -0-                 -0-
                                                    -----------         -----------
                                                    $   (25,278)        $   (76,480)
                                                    ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares................................    $  (501,835)        $(1,080,329)
  Class B Shares................................       (647,697)         (1,144,103)
  Class C Shares................................       (117,007)           (164,043)
                                                    -----------         -----------
                                                    $(1,266,539)        $(2,388,475)
                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class A Shares           1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.339   $10.162   $10.530   $ 10.15   $  9.19
                                 -------   -------   -------   -------   -------
Net Investment Income/Loss.....    (.111)    (.066)    (.088)      -0-       .08
Net Realized and Unrealized
  Gain.........................    1.231     1.643     1.014     1.242    1.1375
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.120     1.577      .926     1.242    1.2175
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .038      .072       -0-       -0-     .0775
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294      .862       .18
                                 -------   -------   -------   -------   -------
Total Distributions............     .798     1.400     1.294      .862     .2575
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $10.661   $10.339   $10.162   $10.530   $ 10.15
                                 =======   =======   =======   =======   =======
Total Return* (a)..............   11.51%    15.84%     8.94%    12.44%    13.30%
Net Assets at End of the Period
  (In millions)................  $   7.3   $   8.5   $  11.2   $   8.5   $  15.5
Ratio of Expenses to Average
  Net Assets*..................    3.88%     4.11%     3.66%     2.87%     2.79%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*......................   (1.08%)    (.60%)    (.67%)     .00%      .81%
Portfolio Turnover.............     193%      222%      231%       91%      135%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A     3.17%     3.68%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.......................      N/A       N/A       N/A     (.30%)    (.07%)

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class B Shares           1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.038   $ 9.911   $10.379   $ 10.10   $  9.17
                                 -------   -------   -------   -------   -------
Net Investment Loss............    (.185)    (.151)    (.146)    (.106)     (.01)
Net Realized and Unrealized
  Gain.........................    1.192     1.606      .972     1.247    1.1375
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.007     1.455      .826     1.141    1.1275
                                 -------   -------   -------   -------   -------
Less:
Distributions from and in
  Excess of Net Investment
  Income.......................      -0-       -0-       -0-       -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294      .862       .18
                                 -------   -------   -------   -------   -------
Total Distributions............     .760     1.328     1.294      .862     .1975
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $10.285   $10.038   $ 9.911   $10.379   $ 10.10
                                 =======   =======   =======   =======   =======
Total Return* (a)..............   10.72%    14.96%     8.10%    11.51%    12.31%
Net Assets at End of the Period
  (In millions)................  $   8.6   $   9.6   $  10.0   $   9.9   $   8.1
Ratio of Expenses to Average
  Net Assets*..................    4.67%     4.89%     4.42%     3.76%     3.73%
Ratio of Net Investment Loss to
  Average Net Assets*..........   (1.85%)   (1.42%)   (1.45%)   (1.01%)    (.09%)
Portfolio Turnover.............     193%      222%      231%       91%      135%
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A     4.06%     4.61%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A       N/A       N/A    (1.30%)    (.97%)

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class C Shares           1999(b)   1998(b)    1997     1996(b)    1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $10.057   $ 9.927   $10.395   $ 10.12   $  9.20
                                 -------   -------   -------   -------   -------
Net Investment Loss............    (.182)    (.147)    (.139)    (.104)     (.02)
Net Realized and Unrealized
  Gain.........................    1.208     1.605      .965     1.241    1.1375
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................    1.026     1.458      .826     1.137    1.1175
                                 -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      -0-       -0-       -0-       -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain.......................     .760     1.328     1.294      .862       .18
                                 -------   -------   -------   -------   -------
Total Distributions............     .760     1.328     1.294      .862     .1975
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $10.323   $10.057   $ 9.927   $10.395   $ 10.12
                                 =======   =======   =======   =======   =======
Total Return* (a)..............   10.79%    14.93%     8.09%    11.49%    12.16%
Net Assets at End of the Period
  (In millions)................  $   1.7   $   1.4   $   1.7   $   1.7   $   1.9
Ratio of Expenses to Average
  Net Assets*..................    4.65%     4.91%     4.46%     3.78%     3.79%
Ratio of Net Investment Loss to
  Average Net Assets*..........   (1.84%)   (1.38%)   (1.50%)    (.99%)    (.18%)
Portfolio Turnover.............     193%      222%      231%       91%      135%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................      N/A       N/A       N/A     4.07%     4.67%
Ratio of Net Investment Loss to
  Average Net Assets...........      N/A       N/A       N/A    (1.28%)   (1.06%)

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available, are valued at the mean of the last reported bid and asked price. Fixed income securities are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of

                               December 31, 1999
--------------------------------------------------------------------------------

book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FOREIGN CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL COSTS--The Fund reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs were amortized on a straight line basis over the 60-month period ending May 15, 1999.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At December 31, 1999, for federal income tax purposes cost of long- and short-term investments is $14,451,991, the aggregate gross unrealized appreciation is $3,760,739

                               December 31, 1999
--------------------------------------------------------------------------------

and the aggregate gross unrealized depreciation is $772,777, resulting in net unrealized appreciation on long- and short-term investments of $2,987,962.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. As a result, permanent book and tax basis differences relating to net realized currency gains totaling $154,319 and net gains of $6,999 from Passive Foreign Investment Companies sold were reclassified from accumulated net realized gain/loss to accumulated net investment loss. A permanent difference of $55 related to distributions was reclassified from accumulated net investment loss to accumulated net realized gain/loss. A permanent difference related to a net operating loss totaling $118,292 has been reclassified from accumulated net investment loss to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investment in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                               December 31, 1999
--------------------------------------------------------------------------------

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $9,100 representing Van Kampen's cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $73,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    During the period, the Fund owned shares of the following Morgan Stanley Funds which are managed by the Subadviser:

                                                             TRANSACTIONS
                                                           DURING THE PERIOD
                                                         ---------------------
                                   % OF NET ASSETS        COST OF     PROCEEDS
                                 AT DECEMBER 31, 1999    PURCHASES    OF SALES
------------------------------------------------------------------------------
Latin American Discovery
  Fund, Inc..................                    .78%          -0-         -0-
Morgan Stanley Asia Pacific
  Fund, Inc..................                    .42%          -0-         -0-

    At December 31, 1999, Van Kampen owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

                               December 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At December 31, 1999, capital aggregated $5,397,978, $7,694,972 and $1,457,278 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                    SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................  165,799    $ 1,687,560
  Class B.........................................  107,809      1,063,957
  Class C.........................................   38,631        384,522
                                                   --------    -----------
Total Sales.......................................  312,239    $ 3,136,039
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................   49,856    $   502,652
  Class B.........................................   59,993        585,510
  Class C.........................................    9,104         89,198
                                                   --------    -----------
Total Dividend Reinvestment.......................  118,953    $ 1,177,360
                                                   ========    ===========
Repurchases:
  Class A......................................... (348,962)   $(3,554,541)
  Class B......................................... (289,679)    (2,853,251)
  Class C.........................................  (28,422)      (279,083)
                                                   --------    -----------
Total Repurchases................................. (667,063)   $(6,686,875)
                                                   ========    ===========

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $6,809,856, $8,959,090 and $1,273,050 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................    425,556       $  4,563,674
  Class B....................................     85,315            901,857
  Class C....................................     73,498            767,565
                                              ----------       ------------
Total Sales..................................    584,369       $  6,233,096
                                              ==========       ============
Dividend Reinvestment:
  Class A....................................    108,757       $  1,109,902
  Class B....................................    105,262          1,037,178
  Class C....................................     13,537            133,908
                                              ----------       ------------
Total Dividend Reinvestment..................    227,556       $  2,280,988
                                              ==========       ============
Repurchases:
  Class A....................................   (819,174)      $ (8,755,915)
  Class B....................................   (244,540)        (2,594,678)
  Class C....................................   (116,317)        (1,228,577)
                                              ----------       ------------
Total Repurchases............................ (1,180,031)      $(12,579,170)
                                              ==========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, no Class B shares converted to Class A shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years

                               December 31, 1999
--------------------------------------------------------------------------------

of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................  4.00%           1.00%
Second...........................................  4.00%            None
Third............................................  3.00%            None
Fourth...........................................  2.50%            None
Fifth............................................  1.50%            None
Sixth and Thereafter.............................   None            None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,000 and CDSC on the redeemed shares of approximately $10,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $27,178,896 and $31,035,103, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Forward commitments are privately negotiated transactions between the Fund and dealers. Purchasing securities on a forward basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase

                               December 31, 1999
--------------------------------------------------------------------------------

price resulting in an unrealized loss. Selling securities on a forward basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their commitments. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian.
    Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.
A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forward commitments. There were no forward purchase commitments open as of December 31, 1999.

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily and included as a component of unrealized appreciation/depreciation on foreign currency translation. There were no closed but unsettled forward commitments open as of December 31, 1999.

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

                               December 31, 1999
--------------------------------------------------------------------------------

    The following forward currency contracts were outstanding as of December 31, 1999:

                                                            UNREALIZED
                                               CURRENT     APPRECIATION/
DESCRIPTION                                     VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS
European Currency Unit,
  60,000 expiring 02/02/00..................  $   60,589     $ (1,115)
  90,000 expiring 02/02/00..................      90,661         (226)
  14,832 expiring 03/07/00..................      15,018           18
  128,000 expiring 03/10/00.................     129,625       (8,820)
Japanese Yen,
  34,601,000 expiring 03/17/00..............     342,895       22,040
  7,232,770 expiring 03/17/00...............      71,676          676
                                              ----------     --------
                                              $  710,464     $ 12,573
                                              ----------     --------
SHORT CONTRACTS
European Currency Unit,
  150,000 expiring 02/02/00.................     151,472          293
Japanese Yen,
  10,425,400 expiring 03/17/00..............     103,315       (6,640)
  27,246,380 expiring 03/17/00..............     270,011       (4,011)
  27,390,020 expiring 03/17/00..............     271,434       (5,434)
  102,430 expiring 03/17/00.................       1,015          (15)
  102,970 expiring 03/17/00.................       1,020          (20)
  53,744,000 expiring 03/17/00..............     532,601      (14,986)
  10,166,000 expiring 03/17/00..............     100,745         (745)
  8,583,000 expiring 03/17/00...............      85,057       (1,719)
                                              ----------     --------
                                              $1,516,670      (33,277)
                                              ----------     --------
                                                             $(20,704)
                                                             ========

D. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an Index without purchasing all of the securities underlying the Index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures

                               December 31, 1999
--------------------------------------------------------------------------------

contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................      5
Futures Opened..............................................    116
Futures Closed..............................................   (120)
Futures Split (Matif CAC 40 8-for-1)........................      7
                                                               ----
Outstanding at December 31, 1999............................      8
                                                               ====

    The futures contracts outstanding as of December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
OSA NIKKEI 300
  March 2000--Long Contracts
     (Current Notional Value of 3,223,000 JPY
       per contract)...........................     7          $ 7,263
EURX-DAX
  March 2000--Long Contract
     (Current Notional Value of 175,675 EUR per
       contract)...............................     1           24,636
                                                    --         -------
                                                    8          $31,899
                                                    ==         =======

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $78,200.

                               December 31, 1999
--------------------------------------------------------------------------------

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund did not borrow against the credit facility during the period.

8. SUBSEQUENT EVENT
On January 27, 2000, the Board approved a Plan of Liquidation for the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result of the Board's approval, the Fund is suspending the continuous offering of its shares to new investors of the Fund effective at the close of business February 2, 2000. Currently, existing shareholders of the Fund as of February 2, 2000 may continue to purchase shares of the Fund. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS.

     (a)   (1)   First Amended and Restated Agreement and Declaration of
                 Trust(2)
           (2)   Certificate of Amendment(2)
           (3)   Second Certificate of Amendment(6)
           (4)   Amended and Restated Certificate of Designation(5)
           (5)   Second Amended and Restated Certificate of Designation(6)
     (b)         Amended and Restated Bylaws(2)
     (c)   (1)   Specimen Class A Share Certificate(3)
           (2)   Specimen Class B Share Certificate(3)
           (3)   Specimen Class C Share Certificate(3)
     (d)   (1)   Investment Advisory Agreement(5)
           (2)   Amendment One to the Investment Advisory Agreement+
           (3)   Investment Sub-Advisory Agreement(5)
     (e)   (1)   Distribution and Service Agreement(5)
           (2)   Form of Dealer Agreement(3)
           (3)   Form of Broker Fully Disclosed Selling Agreement(3)
           (4)   Form of Bank Fully Disclosed Selling Agreement(3)
     (f)   (1)   Form of Trustee Deferred Compensation Plan(7)
           (2)   Form of Trustee Retirement Plan(7)
     (g)   (1)   Custodian Agreement(4)
           (2)   Transfer Agency and Service Agreement(5)
     (h)   (1)   Data Services Agreement(3)
           (2)   Fund Accounting Agreement(5)
     (i)   (1)   Opinion of Skadden, Arps, Slate, Meagher & Flom
                 (Illinois)(3)
           (2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
     (j)   (1)   Consent of PricewaterhouseCoopers LLP+
           (2)   Consent of Trustees(1)
     (k)         Not applicable
     (l)         Investment Letter(7)
     (m)   (1)   Plan of Distribution Pursuant to Rule 12b-1(3)
           (2)   Form of Shareholder Assistance Agreement(3)
           (3)   Form of Administrative Services Agreement(3)
           (4)   Service Plan(3)
     (n)         Not Applicable
     (o)         Amended Multiple Class Plan(3)
     (p)   (1)   Form of Code of Ethics+
           (2)   Form of Code of Ethics of the Subadviser+
     (q)         Power of Attorney+
     (z)   (1)   List of Certain Investment Companies in Response to Item
                 27(a)+
           (2)   List of Officers and Directors of Van Kampen Funds Inc. in
                 Response to Item 27(b)+


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed July 19, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed April 22, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed April 30, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File Number 2-21657, filed March 27, 1997.

(5) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed April 27, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed February 25, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Numbers 2-12685 and 811-734, filed April 29, 1999.

   +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.



     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended. Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances, not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:



     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.



     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.



     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.



     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.



     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of

Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).


     (b) Van Kampen Funds Inc. is an affiliated person of an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 021171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; and
(iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN GLOBAL MANAGED ASSETS FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 28th day of April, 2000.


                                          VAN KAMPEN GLOBAL MANAGED ASSETS FUND


                                          By:    /s/ A. THOMAS SMITH III

                                            ------------------------------------

                                                    A. Thomas Smith III


                                                         Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on April 28, 2000 by the following persons in the capacities indicated:



                     SIGNATURES                                             TITLES
                     ----------                                             ------
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*               Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/ MITCHELL M. MERIN*                  Trustee
-----------------------------------------------------
                  Mitchell M. Merin

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

               /s/ A. THOMAS SMITH III
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact



                                                                  April 28, 2000

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND


        INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 9 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION




EXHIBIT
  NO.                          DESCRIPTION OF EXHIBIT
-------                        ----------------------
(d)  (2)    Amendment One to the Investment Advisory Agreement
(i)  (2)    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)         Consent of PricewaterhouseCoopers LLP
(p)  (1)    Form of Code of Ethics
(p)  (2)    Form of Code of Ethics of the Subadviser
(q)         Power of Attorney
(z)  (1)    List of Certain Investment Companies in Response to Item
            27(a)
(z)  (2)    List of Officers and Directors of Van Kampen Funds Inc. in
            Response to Item 27(b)